     As filed with the Securities and Exchange Commission on August 27, 1998
                                                       1933 Act File No. 2-50409
                                                      1940 Act File No. 811-2464
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 35
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 28

                               MFS SERIES TRUST IX
                   (formerly known as MFS Fixed Income Trust)
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

       |_| immediately upon filing pursuant to paragraph (b) |X| on August 28, 1998 pursuant to paragraph (b)
       |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
       |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.

       If appropriate, check the following box:
       |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                               MFS SERIES TRUST IX
                               -------------------

                                  MFS BOND FUND
                            MFS LIMITED MATURITY FUND
                       MFS MUNICIPAL LIMITED MATURITY FUND

                              CROSS REFERENCE SHEET


(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

                                                                                     STATEMENT OF
     ITEM NUMBER                                                                      ADDITIONAL
  FORM N-1A, PART A                PROSPECTUS CAPTION                            INFORMATION CAPTION
  -----------------                ------------------                            -------------------

      1  (a), (b)          Front Cover Page                                                *
      2  (a)               Expense Summary                                                 *
         (b), (c)                             *                                            *
      3  (a)               Condensed Financial Information                                 *
         (b)                                  *                                            *
         (c)               Information Concerning Shares                                   *
                             of the Fund - Performance
                             Information
         (d)               Condensed Financial Information                                 *
      4  (a)               The Fund; Investment Objective                                  *
                             and Policies
         (b), (c)          Investment Objective and Policies                               *
      5  (a)               The Fund; Management of the                                     *
                             Fund - Investment Adviser
         (b)               Front Cover Page; Management                                    *
                             of the Fund - Investment Adviser;
                             Back Cover Page
         (c)               Management of the Fund -                                        *
                             Investment Adviser
         (d)               Management of the Fund -                                        *
                             Investment Adviser;
                             Administrator - Back Cover Page
         (e)               Management of the Fund -                                        *
                             Shareholder Servicing Agent;
                             Back Cover Page
         (f)               Expense Summary; Condensed                                      *
                             Financial Information; Information
                             Concerning Shares of the Fund -
                             Expenses
         (g)               Investment Objective and Policies;                              *
                             Information Concerning Shares
                             of the Fund - Purchases
         (h)                                  *                                            *
     5A  (a), (b), (c)                        **                                           **
      6  (a)               Information Concerning Shares                                   *
                             of the Fund - Description of
                             Shares, Voting Rights and
                             Liabilities; Information
                             Concerning Shares of the Fund -
                             Redemptions and Repurchases;
                             Information Concerning Shares
                             of the Fund - Purchases; Information
                             Concerning Shares of the Fund -
                             Exchanges
         (b), (c), (d)                        *                                            *
         (e)               Shareholder Services                                            *
         (f)               Information Concerning Shares                                   *
                             of the Fund - Distributions;
                             Shareholder Services -
                             Distribution Options
         (g)               Information Concerning Shares                                   *
                             of the Fund - Tax Status;
                             Information Concerning Shares
                             of the Fund - Distributions
         (h)                                  *                                            *
      7  (a)               Front Cover Page; Management                                    *
                             of the Fund - Distributor; Back
                             Cover Page
         (b)               Information Concerning Shares                                   *
                             of the Fund - Purchases;
                             Information Concerning Shares
                             of the Fund - Net Asset Value
         (c)               Information Concerning Shares                                   *
                             of the Fund - Purchases;
                             Information Concerning Shares
                             of the Fund - Exchanges;
                             Shareholder Services
         (d)               Front Cover Page; Information                                   *
                             Concerning Shares of the Fund -
                             Purchases; Shareholder Services
         (e)               Information Concerning Shares                                   *
                             of the Fund - Distribution Plan;
                             Information Concerning Shares
                             of the Fund - Purchases; Expense
                             Summary
         (f)               Information Concerning Shares                                   *
                             of the Fund - Distribution Plan
         (g)               Expense Summary; Information                                    *
                             Concerning Shares of the Fund -
                             Purchases, Exchanges, Redemptions
                             and Repurchases, Distribution Plan,
                             Distributions, Performance
                             Information; Shareholder Services
      8  (a)               Information Concerning Shares                                   *
                             of the Fund - Redemptions and
                             Repurchases; Information
                             Concerning Shares of the Fund -
                             Purchases; Shareholder Services
         (b), (c), (d)     Information Concerning Shares                                   *
                             of the Fund - Redemptions and
                             Repurchases
      9                                       *                                            *

                                                                                     STATEMENT OF
     ITEM NUMBER                                                                     ADDITIONAL
  FORM N-1A, PART B                PROSPECTUS CAPTION                            INFORMATION CAPTION
  -----------------                ------------------                            -------------------
     10  (a), (b)                             *                               Front Cover Page
     11                                       *                               Front Cover Page
     12                    The Fund                                           Definitions
     13  (a), (b), (c)                        *                               Investment Objective,
                                                                                Policies and Restrictions
         (d)                                  *                                            *
     14  (a), (b)                             *                               Management of the Fund -
                                                                                Trustees and Officers
         (c)                                  *                               Management of the Fund -
                                                                                Trustees and Officers;
                                                                                Trustee Compensation
                                                                                Table
     15  (a)                                  *                                            *
         (b), (c)                             *                               Management of the Fund -
                                                                                Trustees and Officers
     16  (a)               Management of the Fund -                           Management of the Fund -
                             Investment Adviser                                 Investment Adviser;
                                                                                Management of the Fund -
                                                                                Trustees and Officers
         (b)               Management of the Fund -                           Management of the Fund -
                             Investment Adviser                                 Investment Adviser
         (c)                                  *                                            *
         (d)                                  *                               Management of the Fund -
                                                                                Investment Adviser;
                                                                                Administrator
         (e)                                  *                               Portfolio Transactions and
                                                                                Brokerage Commissions
         (f)               Information Concerning Shares                      Distribution Plan
                             of the Fund - Distribution
                             Plan
         (g)                                  *                                            *
         (h)                                  *                               Management of the Fund -
                                                                                Custodian; Independent
                                                                                Auditors and
                                                                                Financial Statements; Back
                                                                                Cover Page
         (i)                                  *                               Management of the Fund -
                                                                                Shareholder Servicing Agent
     17  (a), (b), (c), (d), (e)              *                               Portfolio Transactions and
                                                                              Brokerage Commissions
     18  (a)               Information Concerning Shares                      Description of Shares Voting
                             of the Fund - Description of                       Rights and Liabilities
                             Shares, Voting Rights and
                             Liabilities
         (b)                                  *                                            *
     19  (a)               Information Concerning Shares                      Shareholder Services
                             of the Fund - Purchases;
                             Shareholder Services
         (b)               Information Concerning Shares                      Management of the Fund -
                             of the Fund - Net Asset Value;                     Distributor; Determination
                             Information Concerning Shares                      of Net Asset Value and
                             of the Fund - Purchases                            Performance - Net Asset
                                                                                Value
         (c)                                  *                                            *
     20                                       *                               Tax Status
     21  (a), (b)                             *                                 Management of the Fund -
                                                                                Distributor; Distribution
                                                                                Plan
         (c)                                  *                                            *
     22  (a)                                  *                                            *
         (b)                                  *                               Determination of Net Asset
                                                                                Value and Performance;
                                                                                Performance Information
     23                                       *                               Independent Auditors
                                                                                and Financial
                                                                                Statements

-----------------
 * Not Applicable
** Contained in Annual Report

                                 MFS BOND FUND


               SUPPLEMENT TO THE SEPTEMBER 1, 1998 PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

         THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED SEPTEMBER 1, 1998, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.


         CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                       CLASS I
  Maximum Initial Sales Charge Imposed on Purchases of Fund
    Shares (as a percentage of offering price) ................           None
  Maximum Contingent Deferred Sales Charge (as a percentage
    of original purchase price or redemption proceeds, as
    applicable) ...............................................           None


ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
  Management Fees .............................................           0.39%
  Rule 12b-1 Fees .............................................           None
  Other Expenses(1) ...........................................           0.28%
  Total Operating Expenses ....................................           0.67%

-----------
(1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


                              EXAMPLE OF EXPENSES
                              -------------------

         An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated:


         PERIOD                                             CLASS I
         ------                                             -------
         1 year ......................................       $ 7
         3 years .....................................        21
         5 years .....................................        37
         10 years ....................................        83


         The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION


         The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

FINANCIAL HIGHLIGHTS - CLASS I SHARES
                                                  YEAR ENDED        YEAR ENDED
                                                APRIL 30, 1998    APRIL 30,1997*
                                                --------------    --------------
Per share data (for a share outstanding
  throughout the period):
Net asset value - beginning of period                $13.05           $13.15
                                                     ------           ------
Income from investment operations# -
  Net investment income                              $ 0.94           $ 0.31
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                       0.55            (0.09)
                                                     ------           ------
    Total from investment operations                 $ 1.49           $ 0.22
                                                     ------           ------
Less distributions declared to shareholders
  From net investment income $ (0.96)$ (0.32)
  In excess of net investment income+(0.00)             --
    Total distributions declared to shareholders     $(0.96)          $ 0.32
                                                     ------           ------
Net asset value - end of period                      $13.58           $13.05
                                                     ------           ------
Total return                                          11.72%            1.70%++
Ratios (to average net assets)/ Supplemental data:
  Expenses##                                           0.68%            0.69%+
  Net investment income                                6.95%            7.19%+
Portfolio turnover                                      333%             446%
Net assets, end of period
  (000 omitted)                                     $ 9,249          $ 9,593

-------------
 * For the period from the inception of Class I shares, January 2, 1997 through April 30, 1997. + Annualized ++ Not annualized + For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

  (i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

 (ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and


 (iv) bank trust departments or law firms acting as trustee or manager for trust accounts which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department or law firm will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.


In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

         Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

         Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

         Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 1, 1998

MFS(R) BOND FUND
SEPTEMBER 1, 1998


                                                                    PROSPECTUS

                                         CLASS A SHARES OF BENEFICIAL INTEREST
                                        CLASS B+ SHARES OF BENEFICIAL INTEREST
                                         CLASS C SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------


This Prospectus pertains to the MFS Bond Fund (the "Fund"), a diversified series of MFS(R) Series Trust IX (the "Trust"), an open-end investment company presently consisting of three series. The primary investment objective of the Fund is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The secondary objective of the Fund is to protect shareholders' capital. See "Investment Objectives and Policies" below. The minimum initial investment is generally $1,000 per account. See "Information Concerning Shares of the Fund -- Purchases" below.


The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust on behalf of the Fund has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information, dated September 1, 1998, as amended or supplemented from time to time (the "SAI") which contains more detailed information about the Fund and the Trust and is incorporated into this Prospectus by reference.


See page 45 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site at http://www.sec.gov that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS
                                                                           Page

1. Expense Summary ....................................................       3
2. Condensed Financial Information ....................................       5
3. The Fund ...........................................................       9
4. Investment Objectives and Policies .................................       9
5. Certain Securities and Investment Techniques .......................      10
6. Additional Risk Factors ............................................      19
7. Management of the Fund .............................................      22
8. Information Concerning Shares of the Fund ..........................      24
       Purchases ......................................................      24
       Exchanges ......................................................      32
       Redemptions and Repurchases ....................................      33
       Distribution Plan ..............................................      37
       Distributions ..................................................      39
       Tax Status .....................................................      40
       Net Asset Value ................................................      41
       Description of Shares, Voting Rights and Liabilities ...........      41
       Performance Information ........................................      42
       Provision of Annual and Semiannual Reports .....................      43
9. Shareholder Services ...............................................      43
   Appendix A -- Waivers of Sales Charges .............................     A-1
   Appendix B -- Description of Bond Ratings ..........................     B-1
   Appendix C -- Portfolio Composition Chart ..........................     C-1

1.  EXPENSE SUMMARY
                                            CLASS A      CLASS B      CLASS C

SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Initial Sales Charge
      Imposed on Purchases of Fund
      Shares (as a percentage of
      offering price) .................      4.75%         None        None
    Maximum Contingent Deferred Sales
      Charge (as a percentage of
      original purchase price or
      redemption proceeds, as
      applicable) .....................  See below(1)     4.00%       1.00%



ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ...................      0.39%        0.39%       0.39%
    Rule 12b-1 Fees ...................      0.30%(2)     1.00%(3)    1.00%(3)
    Other Expenses(4) .................      0.28%        0.28%       0.28%
                                             -----        -----       -----
    Total Operating Expenses ..........      0.97%        1.67%       1.67%

------------
(1) Purchases of $1 million or more and certain retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).

(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. The Fund is currently paying distribution fees in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Trust may determine. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum; after March 1, 1991 the fee was increased to 0.25% per annum. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund -- Distribution Plan" below).

(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Class B shares and Class C shares, respectively. Distribution expenses paid under Distribution Plan with respect to Class B or Class C shares, together with any CDSC with respect to Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund -- Distribution Plan" below).
(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES
                             ---------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                       CLASS A        CLASS B             CLASS C
------                       -------      -------------     ----------------
                                                   (1)                 (1)
 1 year  ..................   $ 57       $ 57      $ 17      $ 27      $ 17
 3 years ..................     77         83        53        53        53
 5 years ..................     99        111        91        91        91
10 years ..................    161        179(2)    179(2)    198       198
------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION

The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.

                             FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED APRIL 30,
                                            ----------------------------------------------------------------------
                                               1998           1997           1996           1995           1994
                                              ------         ------         ------         ------         ------
                                                                           CLASS A
                                            ----------------------------------------------------------------------


PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .        $13.04         $12.85         $12.71         $12.75         $14.39
                                                ------         ------         ------         ------         ------

Income from investment operations# --
  Net investment income(S) .............        $ 0.89         $ 0.94         $ 0.95         $ 0.98         $ 1.02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions ..............          0.55           0.18           0.15          (0.05)         (0.63)
                                                ------         ------         ------         ------         ------
      Total from investment operations .        $ 1.44         $ 1.12         $ 1.10         $ 0.93         $ 0.39
                                                ------         ------         ------         ------         ------

Less distributions declared to
shareholders --
  From net investment income ...........        $(0.91)        $(0.93)        $(0.94)        $(0.89)        $(1.06)
  From net realized gain on investments
    and foreign currency transactions ..          --             --             --             --            (0.80)
  In excess of net investment income++ .          0.00           --             --             --            (0.02)
  In excess of net realized gain on
    investments and foreign currency
    transactions .......................          --             --             --             --            (0.01)
  From paid-in capital .................          --             --            (0.02)         (0.08)         (0.14)
                                                ------         ------         ------         ------         ------
      Total distributions declared to
shareholders ...........................        $(0.91)        $(0.93)        $(0.96)        $(0.97)        $(2.03)
                                                ------         ------         ------         ------         ------
Net asset value -- end of period .......        $13.57         $13.04         $12.85         $12.71         $12.75
                                                ======         ======         ======         ======         ======
Total return+ ..........................        11.36%          8.99%          8.67%          7.78%          2.12%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ...........................         0.98%          1.02%          1.00%          1.00%          0.96%
  Net investment income ................         6.61%          7.12%          7.10%          7.91%          7.17%
PORTFOLIO TURNOVER .....................          333%           446%           377%           306%           410%
NET ASSETS AT END OF PERIOD (000
  OMITTED) .............................      $708,021       $541,710       $514,892       $477,056       $459,311
------------
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  +Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ++For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
(S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated.
   If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income ..............        $ --           $ --           $ --           $ 0.97         $ 1.01
    Ratios (to average net assets)
      Expenses## .......................          --             --             --            1.10%          1.02%
      Net investment income ............          --             --             --            7.81%          7.10%


                                                                     YEAR ENDED APRIL 30,
                                            ----------------------------------------------------------------------
                                               1993           1992           1991           1990           1989
                                              ------         ------         ------         ------         ------
                                                                           CLASS A
                                            ----------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .        $13.70         $13.25         $12.69         $12.80         $13.20
                                                ------         ------         ------         ------         ------

Income from investment operations --
  Net investment income ................        $ 1.04         $ 1.13         $ 1.14         $ 1.20         $ 1.15
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions ..............          0.74           0.45           0.59          (0.14)         (0.38)
                                                ------         ------         ------         ------         ------
      Total from investment operations .        $ 1.78         $ 1.58         $ 1.73         $ 1.06         $ 0.77
                                                ------         ------         ------         ------         ------

Less distributions declared to
shareholders --
  From net investment income ...........        $(1.04)        $(1.13)        $(1.17)        $(1.17)        $(1.17)
  From net realized gain on investments
    and foreign currency transactions ..         (0.05)          --             --             --             --
                                                ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders ...................        $(1.09)        $(1.13)        $(1.17)        $(1.17)        $(1.17)
                                                ------         ------         ------         ------         ------
Net asset value -- end of period .......        $14.39         $13.70         $13.25         $12.69         $12.80
                                                ======         ======         ======         ======         ======
Total return+...........................        13.42%         12.39%         13.65%          7.69%          5.49%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses .............................         0.88%          0.91%          0.79%          0.75%          0.83%
  Net investment income ................         7.82%          8.39%          8.82%          9.10%          8.93%
PORTFOLIO TURNOVER .....................          330%           243%           189%           186%           160%
NET ASSETS AT END OF PERIOD (000
 OMITTED) ..............................      $490,417       $448,261       $315,722       $293,242       $299,485
------------
+Total returns for Class A shares do not include the applicable sales charge.
 If the charge had been included, the results would have been lower.



                                                                    YEAR ENDED APRIL 30,
                                           ----------------------------------------------------------------------
                                              1998           1997           1996          1995            1994***
                                                                         CLASS B
                                           ----------------------------------------------------------------------

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period         $12.99         $12.79         $12.69        $12.73          $14.99
                                               ------         ------         ------        ------          ------

Income from investment operations# --
  Net investment income ...............        $ 0.79         $ 0.83         $ 0.85        $ 0.88          $ 0.56
  Net realized and unrealized gain
    (loss) on investments and foreign
    currrency transactions ............          0.54           0.19           0.13         (0.05)          (1.30)
                                               ------         ------         ------        ------          ------
      Total from investment operations         $ 1.33         $ 1.02         $ 0.98        $ 0.83          $(0.74)
                                               ------         ------         ------        ------          ------

Less distributions declared to
shareholders --
  From net investment income ..........        $(0.80)        $(0.82)        $(0.85)       $(0.80)         $(0.59)
  From net realized gain on investments
    and foreign currency transactions .          --             --             --             --            (0.80)
  In excess of net investment income++           0.00           --            (0.01)          --            (0.02)
  In excess of net realized gain on
    investments and foreign currency
    transactions ......................          --             --             --             --            (0.01)
  From paid-in capital ................          --             --            (0.02)        (0.07)          (0.10)
                                               ------         ------         ------        ------          ------
      Total distributions declared to
        shareholders ..................        $(0.80)        $(0.82)        $(0.88)       $(0.87)         $(1.52)
                                               ------         ------         ------        ------          ------
Net asset value -- end of period ......        $13.52         $12.99         $12.79        $12.69          $12.73
                                               ======         ======         ======        ======          ======
Total return ..........................        10.52%          8.16%          7.90%         6.90%         (5.42)%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ..........................         1.68%          1.76%          1.81%         1.84%           1.83%*
  Net investment income ...............         5.90%          6.39%          6.29%         7.17%           6.39%*
PORTFOLIO TURNOVER ....................          333%           446%           377%          306%            410%
NET ASSETS AT END OF PERIOD (000
 OMITTED) .............................      $187,905       $123,000       $102,914       $75,451        $33,413
------------
  *Annualized.
 **Not annualized.
***For the period from the inception of Class B, September 7, 1993, through April 30, 1994.
 ++For the year ended April 30, 1998, the per share distribution in excess of net income was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


                                          FINANCIAL HIGHLIGHTS -- CONTINUED

                                                                      YEAR ENDED APRIL 30,
                                               ------------------------------------------------------------------
                                                 1998          1997          1996          1995           1994***
                                                ------        ------        ------        ------         --------
                                                                            CLASS C
                                               ------------------------------------------------------------------


PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ....       $12.98        $12.79        $12.68       $12.72          $13.57
                                                  ------        ------        ------       ------          ------
Income from investment operations# --
  Net investment income ...................       $ 0.78        $ 0.83        $ 0.85       $ 0.88          $ 0.29
  Net realized and unrealized gain (loss)
    on investments and foreign currrency
    transactions ..........................         0.56          0.20          0.15        (0.05)          (0.90)
                                                  ------        ------        ------       ------          ------
      Total from investment operations ....       $ 1.34        $ 1.03        $ 1.00       $ 0.83          $(0.61)
                                                  ------        ------        ------       ------          ------

Less distributions declared to shareholders --
  From net investment income ..............       $(0.80)       $(0.84)       $(0.85)      $(0.80)         $(0.22)
  In excess of net investment income++ ....         0.00          --           (0.02)        --              --
  From paid-in capital ....................        --             --           (0.02)       (0.07)          (0.02)
                                                  ------        ------        ------       ------          ------
      Total distributions declared to
        shareholders ......................       $(0.80)       $(0.84)       $(0.89)      $(0.87)         $(0.24)
                                                  ------        ------        ------       ------          ------
Net asset value -- end of period ..........       $13.52        $12.98        $12.79       $12.68          $12.72
                                                  ======        ======        ======       ======          ======
Total return ..............................       10.54%         8.27%         7.90%        7.00%           4.57%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ..............................        1.68%         1.74%         1.74%        1.75%           1.80%*
  Net investment income ...................        5.89%         6.44%         6.35%        7.17%           6.57%*
PORTFOLIO TURNOVER ........................         333%          446%          377%         306%            410%
NET ASSETS AT END OF PERIOD (000 OMITTED) .      $42,229       $20,003       $17,330       $8,171          $7,627
------------
  *Annualized.
 **Not annualized.
***For the period from the inception of Class C, January 3, 1994, through April 30, 1994.
 ++For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


3.  THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a trust under the laws of The Commonwealth of Massachusetts in 1985. The Trust presently consists of three series, each of which represents a portfolio with separate policies. Shares of the Fund are continuously sold to the public and the Fund uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the investment objectives and policies of the Fund. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

4.  INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT OBJECTIVES: The Fund's primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Fund's secondary objective is to protect shareholders' capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objectives. The investment objectives and policies are not fundamental and may be changed without shareholder approval.

INVESTMENT POLICIES: The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in:

    (1) convertible and non-convertible debt securities and preferred stocks;

    (2) debt securities issued or guaranteed by the United States ("U.S.") Government or its agencies, authorities or instrumentalities ("U.S. Government Securities");

    (3) commercial paper, repurchase agreements and cash or cash equivalents (such as certificates of deposit and bankers' acceptances);


Not more than 20% of the Fund's net assets will be invested in convertible and non-convertible securities rated below the four highest grades of Standard & Poors Ratings Services ("S&P"), Fitch IBCA ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") (AAA, AA, A or BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) and comparable unrated securities. For a description of these ratings see Appendix B to this Prospectus and for a chart indicating the composition of the Fund's portfolio for the fiscal year ended April 30, 1998, with the debt securities rated by S&P separated into rating categories, see Appendix C to this Prospectus. For a discussion of the risks of investing in these securities see "Additional Risk Factors -- Lower Rated Fixed Income Securities" below.


Although the Fund may purchase Canadian and other foreign securities, under normal market conditions, it may not invest more than 10% of its assets in non-dollar denominated non-Canadian foreign securities.

The Fund may not directly purchase common stocks. However, the Fund may retain up to 10% of its total assets in common stocks which were acquired either by conversion of fixed income securities or by the exercise of warrants attached thereto.

U.S. Government Securities also include interest in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.


5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
Consistent with the Fund's investment objectives and policies, the Fund may engage in the following securities transactions and investment techniques, many of which are described more fully in the SAI. See "Investment Objectives, Policies and Restrictions" in the SAI.


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. government securities or an irrevocable letter of credit). If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date, at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may also invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the SAI.


EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.


BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of or interest on the instrument.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 10% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


OPTIONS: The Fund intends to write (sell) "covered" put and call options and purchase put and call options on domestic and foreign fixed income securities. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options give the holder the right to sell the underlying security to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by the Fund, when it owns the underlying security, and put options are "covered" by the Fund, when it has established a segregated account of liquid assets which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying security. The Fund may also write straddles (combinations of puts and calls on the same underlying security). The writing of straddles provides the Fund with additional premium income, but could involve greater risk.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions.

The Fund may also purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

The Fund intends to write and purchase options on securities not only for hedging purposes, but also for the purpose of increasing its return. Options on securities that are written or purchased by the Fund will be traded on U.S. and foreign exchanges and over-the-counter. Over-the-counter transactions also involve certain risks which may not be present in an exchange environment.

The Fund may also enter into options on the yield "spread" or yield differential between two fixed income securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated fixed income securities rather than the actual prices of the individual securities. Yield curve options written by the Fund will be covered but could involve additional risks.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over- the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of- the-money. The Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the- counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and sell futures contracts on foreign or domestic fixed income securities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securities which may become available for trading ("Futures Contracts"). The Fund may also purchase and write options on such Futures Contracts ("Options on Futures Contracts"). These instruments will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the hedging transactions and may realize a loss. Such transactions may also be entered into for non-hedging purposes, to the extent permitted under applicable law, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets.


Futures Contracts and Options on Futures Contracts that are entered into by the Fund will be traded on U.S. and foreign exchanges.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging purposes only. A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund will enter into Forward Contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currency. The Fund may enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund has established procedures which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts. See "Additional Risk Factors -- Foreign Securities" below for information on the risks associated with holding foreign currency.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by the Fund will be traded on U.S. and foreign exchanges and over-the-counter. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying options on foreign currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. See "Additional Risk Factors -- Foreign Securities," below for information on the risks associated with holding foreign currency.

6.  ADDITIONAL RISK FACTORS
The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Objectives, Policies and Restrictions" in the SAI.

OPTIONS, FUTURES CONTRACTS, FORWARD CONTRACTS: Although the Fund will enter into certain transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies for hedging purposes, and will enter into certain other options transactions for hedging purposes, such transactions nevertheless involve risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Transactions in options may be entered into by the Fund on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Fund will include foreign as well as domestic securities.

FIXED INCOME SECURITIES: The net asset value of the shares of an open-end investment company, such as the Fund, which invests primarily in fixed income securities, changes with the general level of interest rates. When interest rates decline, the market value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline.

LOWER-RATED FIXED INCOME SECURITIES: As indicated above, the Fund may also invest up to 20% of its net assets in convertible and non-convertible securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch, or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. These lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities.

The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

These lower rated and comparable unrated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds, described above.


FOREIGN SECURITIES: The Fund may invest in foreign securities to the extent described above. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These risks include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.


EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets, the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


PORTFOLIO TRADING: The Fund intends to engage in portfolio trading rather than holding portfolio securities to maturity. In trading portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For the fiscal year ended April 30, 1998, the Fund had a portfolio turnover rate of over 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate. For a description of the strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Trading" in the SAI.


The primary consideration in placing portfolio security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets).

                              --------------------

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated (see "Investment Restrictions" in the SAI). Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's limitations, policies and rating restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER: The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated December 2, 1985 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Geoffrey L. Kurinsky, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since 1989 and has been employed as a portfolio manager by the Adviser since 1987. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly fixed by a formula based upon a percentage of the Fund's average daily net assets for its then-current fiscal year plus a percentage of the Fund's gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions and premium income from options written) for that fiscal year. The applicable percentages are reduced as assets and income attain the following levels:

ANNUAL RATE OF MANAGEMENT FEE             ANNUAL RATE OF MANAGEMENT FEE
BASED ON AVERAGE DAILY NET ASSETS         BASED ON GROSS INCOME
---------------------------------         ------------------------------
 .225% of the first $200 million           2.75% of the first $20 million
 .191% of average daily net assets         2.34% of gross income in excess of
  in excess of $200 million                 $20 million


For the Fund's fiscal year ended April 30, 1998, MFS received management fees under the Advisory Agreement of $3,126,075 (equivalent to 0.39% of the Fund's average daily net assets).

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $87.8 billion on behalf of approximately 3.3 million investor accounts as of July 31, 1998. As of such date, the MFS organization managed approximately $20.5 billion of net assets in fixed income funds and fixed income portfolios of MFS Institutional Advisors, Inc. Approximately $4.9 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are Jeffrey L. Shames, John W. Ballen, Arnold D. Scott, Kevin R. Parke, Thomas J. Cashman, Joseph Dello Russo, William W. Scott, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman and Chief Executive Officer of MFS, Mr. Ballen is the President and Chief Investment Officer of MFS and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report directly to the Chairman of Sun Life.

Mr. Shames, the Chairman of MFS, is a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., James O. Yost, Ellen Moynihan, Mark
E. Bradley, and Geoffrey L. Kurinsky, all of whom are officers of MFS, are officers of the Trust.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


DISTRIBUTOR: MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.


ADMINISTRATOR: MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


SHAREHOLDER SERVICING AGENT: MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, B and C shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                            SALES CHARGE* AS
                                                             PERCENTAGE OF:
                                                  ------------------------------------     DEALER ALLOWANCE
                                                                         NET AMOUNT         AS A PERCENTAGE
AMOUNT OF PURCHASE                                 OFFERING PRICE         INVESTED         OF OFFERING PRICE
------------------                                 --------------        ----------        -----------------
Less than $100,000 .............................        4.75%               4.99%                4.00%
$100,000 but less than $250,000 ................        4.00                4.17                 3.20
$250,000 but less than $500,000 ................        2.95                3.04                 2.25
$500,000 but less than $1,000,000 ..............        2.20                2.25                 1.70
$1,000,000 or more .............................        None**              None**             See Below**

------------

 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

 **A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares are offered at net asset value without an initial sales charge, but subject to a CDSC equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

      (i) on investments of $1 million or more in Class A shares;

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either
          (i) the employer has at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

     (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

      (v) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

   COMMISSION PAID BY MFD TO DEALERS     CUMULATIVE PURCHASE AMOUNT
   --------------------------------      --------------------------
                 1.00%                   On the first $2,000,000, plus
                 0.80%                   Over $2,000,000 to $3,000,000, plus
                 0.50%                   Over $3,000,000 to $50,000,000, plus
                 0.25%                   Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchases).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus for further discussion of the CDSC.


     WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:


     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                                                                  CONTINGENT
YEAR OF REDEMPTION                                               DEFERRED SALES
AFTER PURCHASE                                                       CHARGE

First .....................................................            4%
Second ....................................................            4%
Third .....................................................            3%
Fourth ....................................................            3%
Fifth .....................................................            2%
Sixth .....................................................            1%
Seventh and following .....................................            0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


     WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


     CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Information Concerning Shares of the Fund -- Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

     WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

     GENERAL: The following information applies to purchases of all classes of the Fund's shares.

     MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

     SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


     RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. THE FOLLOWING POLICY WILL REMAIN IN EFFECT UNTIL SEPTEMBER 15, 1998. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calender year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


EFFECTIVE SEPTEMBER 15, 1998, THE FUND WILL ADOPT THE FOLLOWING NEW MARKET TIMING POLICY WHICH WILL REPLACE THE CURRENT POLICY AS DISCLOSED ABOVE:

     RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual or organization acting on behalf of one or more individuals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calendar year and (ii) any one of such exchange requests represents shares equal in value to $1 million or more. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers, (ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds.

     DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


     SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

     RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                              --------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds in the MFS Family of Funds (the "MFS Funds") at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

     EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

     EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.

     GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time, and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

     REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

     REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

     REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

     REDEMPTION BY CHECK: Only Class A and Class C shares may be redeemed by check. A shareholder owning Class A or Class C shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A or Class C shares from his or her account by check. The Bank will provide each Class A or Class C shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signature guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A or Class C share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A AND CLASS C SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A OR CLASS C SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.

     CONTINGENT DEFERRED SALES CHARGE: Investments in Class A shares, Class B shares or Class C shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then- current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

     GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

     SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

     REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

     IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.

     SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares.

     OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

     CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.


The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution- related expenses.


     CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

     CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

     CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.30%, 1.00% and 1.00% per annum, respectively. The Fund is currently paying distribution fees of 0.05% under the Class A Distribution Plan. Payment of the remaining portion of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Trust may determine. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum.

DISTRIBUTIONS
The Fund intends to pay substantially all of the Fund's net investment income to its shareholders as dividends on a monthly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income, including short-term capital gains from the sales of securities or other assets and premiums from options written, over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Investors should consult with their tax advisers in this regard.

Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion, if any, taxable as long-term capital gain, (as well as the rate category or categories under which such gain is taxable) the portion, if any, representing a return of capital (which is generally free of current taxes but which results in a basis reduction), the portion representing interest on U.S. Government obligations, and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the SAI. The net asset value of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of three series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I Shares. The Trust has reserved the right to create and issue additional series and classes of shares, in which case each class of a series would participate equally in the earnings, dividends and assets attributable to that class of the particular series. Shareholders are entitled to one vote for each share held and shares of each series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees and ratification of selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares of the Fund are fully paid and nonassessable. Should the Fund be liquidated, shareholders of each class would be entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges, assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Securities Corporation and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of the Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date". The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates. All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time, and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended April 30, 1998, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS
To avoid sending duplicate copies of materials to households, effective September 15, 1998, only one copy of each Fund annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.

9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS: Each shareholder will receive confirmation statements showing the transaction activity in his account. Cancelled checks, if any, will be sent to shareholders monthly. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS: The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

     o Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

     o Dividends in cash; capital gain distributions (except as provided below) reinvested in additional shares;

     o Dividends and capital gain distributions in cash.

With respect to the second option, the Fund may from time to time make distributions from short-term capital gains on a monthly basis, and to the extent such gains are distributed monthly, they shall be paid in cash; any remaining short-term capital gains not so distributed shall be reinvested in additional shares.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS: For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

     LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13- month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

     RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective fund) reaches a discount level.

     DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of any other MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

     SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS
     AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the Shareholder does not specify a date, the investment will automatically occur on the first day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

     AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (and in the case of Class C shares, for shares of the MFS Money Market Fund) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the differences in objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS: Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of these tax-deferred retirement plans.

                             --------------------

The Fund's SAI, dated September 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to (i) the Fund's investment objectives, policies and restrictions, (ii) the Trustees, officers and investment adviser,
(iii) portfolio transactions and brokerage commissions, (iv) the method used to calculate performance quotations, (v) the Distribution Plan and (vi) various services and privileges provided by the Fund, including additional information with respect to the exchange privilege.

                                  APPENDIX A

                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain Funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFS Fund Distributors, Inc. ("MFD").


I.  WAIVERS OF ALL APPLICABLE SALES CHARGES
    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

    1.  DIVIDEND REINVESTMENT

        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of America ("Sun Life") or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFD serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


        o Employees or registered representatives of dealers;


        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit- sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

        o Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o Death or disability of the IRA owner.

       SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        o Death, disability or retirement of 401(a) or ESP Plan participant;

        o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

        o Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

        SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        o Death or disability of SRO Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

    7.  LOAN REPAYMENTS

        o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II.  WAIVERS OF CLASS A SALES CHARGES


    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:


    1.  WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS


        o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.


    2.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        o Shares acquired by insurance company separate accounts.

    3.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

          REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
        CIRCUMSTANCES:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o Tax-free returns of excess IRA contributions.

        401(a) PLANS

        o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

     4. PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)


        o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases Subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

     5. BANK TRUST DEPARTMENTS AND LAW FIRMS

        o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefits of their trust account clients.

    6.  INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES

        o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of proceeds of a redemption of Class I shares of any of the MFS Funds.

III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

    2.  DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS

        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o Death or disability of a SAR-SEP Plan participant.

                                  APPENDIX B

                         DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                                   MOODY'S

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                      STANDARD & POOR'S RATINGS SERVICES


AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                  FITCH IBCA

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                       DUFF & PHELPS CREDIT RATING CO.

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/ or interest payments.

DP: Preferred stock with dividend arrearages.

                       DUFF & PHELPS SHORT-TERM RATINGS


D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                  APPENDIX C

                         PORTFOLIO COMPOSITION CHART

                                MFS BOND FUND
                   FOR THE FISCAL YEAR ENDED APRIL 30, 1998


The table below shows the percentages of the Fund's assets at April 30, 1998 invested in bonds assigned to the various rating categories by S&P, Moody's, Fitch IBCA and Duff & Phelps Credit Rating Co. and in unrated bonds determined by MFS to be of comparable quality. The highest of the four rating services is used with respect to each rating.

                                                        UNRATED
                                                        BONDS OF
                                          COMPILED     COMPARABLE
RATING                                     RATINGS      QUALITY       TOTAL

AAA/Aaa ...............................    25.46%          --         25.46%
AA/Aa .................................     1.18%          --          1.18%
A/A ...................................    12.99%          --         12.99%
BBB/Baa ...............................    36.87%          --         36.87%
BB/Ba .................................    11.59%          --         11.59%
B/B ...................................     7.71%          --          7.71%
CCC/Caa ...............................     0.24%          --          0.24%
CC/Ca .................................      --            --           --
C/C ...................................      --            --           --
Default ...............................      0.05          --          0.05
                                           ------                     ------
    Total .............................    96.12%                     96.12%


The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Fund may purchase securities in the various categories.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


                                                   MFB-1-9/98/509M  11/211/311

[LOGO] M F S(R)
INVESTMENT MANAGEMENT


MFS(R) BOND FUND                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

(A Member of the MFS Family of Funds(R))                       September 1, 1998
--------------------------------------------------------------------------------

                                                                           Page
                                                                           ----
 1.  Definitions ............................................................ 2
 2.  Investment Objectives, Policies and Restrictions ....................... 2
 3.  Management of the Fund .................................................11
        Trustees ............................................................11
        Officers ............................................................11
        Trustee Compensation Table ..........................................12
        Investment Adviser ..................................................12
        Administrator .......................................................13
        Custodian ...........................................................13
        Shareholder Servicing Agent .........................................13
        Distributor .........................................................13
 4.  Portfolio Transactions and Brokerage Commissions .......................14
 5.  Shareholder Services ...................................................15
        Investment and Withdrawal Programs ..................................15
        Exchange Privilege ..................................................17
        Tax-Deferred Retirement Plans .......................................17
 6.  Tax Status .............................................................18
 7.  Determination of Net Asset Value and Performance .......................19
 8.  Distribution Plan ......................................................21
 9.  Description of Shares, Voting Rights and Liabilities ...................22
10.  Independent Auditors and Financial Statements ..........................22
     Appendix A -- Performance Information ..................................24


MFS BOND FUND
A Series of MFS Series Trust IX
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information as amended or supplemented from time to time (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated September 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Trust"                       -- MFS Series Trust IX, a
                                    Massachusetts business trust. The
                                    Trust was known as MFS Fixed Income
                                    Trust prior to January 18, 1995,
                                    and as Massachusetts Financial Bond
                                    Fund prior to January 7, 1992.

   "Fund"                        -- MFS Bond Fund, a diversified series
                                    of the Trust.

   "MFS" or the "Adviser"        -- Massachusetts Financial Services
                                    Company, a Delaware corporation.

   "MFD"                         -- MFS Fund Distributors, Inc., a
                                    Delaware corporation.

   "Prospectus"                  -- The Prospectus of the Fund, dated
                                    September 1, 1998, as amended or
                                    supplemented from time to time.


2.  INVESTMENT OBJECTIVES, POLICIES AND
    RESTRICTIONS
INVESTMENT OBJECTIVES. The primary investment objective of the Fund is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The secondary objective of the Fund is to protect shareholders' capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-though securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., those whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

REPURCHASE AGREEMENTS: As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities"), the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.


The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.


SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.


The Fund will maintain cash or appropriate liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

FOREIGN SECURITIES: The Fund may invest in foreign securities as discussed in the Prospectus. Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

The Fund may not invest more than 10% of its assets in non-dollar denominated, non-Canadian foreign securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: As described in the Prospectus, the Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.


Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Morgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.


The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies of or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities, or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of cash collateral, less a fee paid to the borrower, if the collateral is in the form of cash. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the Fund's total assets.

"WHEN-ISSUED" SECURITIES: As described in the Prospectus, the Fund may purchase debt securities on a "when-issued" or on a "forward delivery" basis. Although the Fund is not limited as to the amount of these securities for which it may have commitments to purchase on such bases, it is expected that under normal circumstances the Fund will not commit more than 20% of its total assets to such purchases. When the Fund commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


The policies described above and the policies with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts, options on foreign currencies, portfolio trading and the lending of portfolio securities described below are not fundamental and may be changed without shareholder approval, as may be the Fund's investment objectives.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positive or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deterioriates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


OPTIONS: The Fund intends to write covered put and call options and purchase put and call options on domestic and foreign fixed income securities that are traded on U.S. and foreign securities exchanges and over-the-counter. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a fixed exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by the Fund is "covered" if the Fund segregates liquid assets with a value equal to the exercise price or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange, or the counter party with which, the option is traded, and applicable laws and regulations. The writer of an option may have no control over when the underlying securities must be sold (in the case of a call option) or purchased (in the case of a put option) since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.


Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The Fund may write options in connection with buy-and-write transactions that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at- the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

The Fund may also purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of domestic or foreign securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

YIELD CURVE OPTIONS: The Fund may also enter into options on the yield "spread" or yield differential between two fixed income securities, a transaction referred to as a "yield curve" option. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated fixed income securities, rather than the prices of the individual securities, and is usually settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying fixed income securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the yield spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be covered. A call (or put) option written by the Fund is covered if the Fund holds another call (or put) option on the yield spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counter party with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. See "Investment Techniques -- Options" in the Prospectus for a discussion of the policies the Adviser intends to follow to limit the Fund's investment in these securities.


FUTURES CONTRACTS: The Fund may enter into contracts for hedging purposes, and for non-hedging purposes to the extent permitted by applicable law, for the future delivery of domestic or foreign fixed income securities or contracts based on municipal bond or other financial indices including any index of domestic or foreign fixed income securities, as such contracts become available for trading ("Futures Contracts"). A "sale" of a Futures Contract means a contractual obligation to deliver the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract, on an index of securities, to make or receive a cash settlement. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract on an index of securities, to make or receive a cash settlement. U.S. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Existing contract markets include the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Futures Contracts are traded on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Futures Contracts purchased or sold by the Fund are also traded on foreign exchanges which are not regulated by the CFTC.

At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to a Futures Contract based on fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

A Futures Contract based on an index of securities, such as a municipal bond index Futures Contract, provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically.

Although Futures Contracts call for the actual delivery or acquisition of securities or, in the case of Futures Contracts based on an index, the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund, which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. Transactions in Futures Contracts for non-hedging purposes involve greater risks, and could result in losses which are not offset by gains on other portfolio assets.

OPTIONS ON FUTURES CONTRACTS: The Fund intends to purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes. An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract (in the case of a call option) or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or (in the case of certain options) on such date. Such Options on Futures Contracts will be traded on U.S. contract markets regulated by the CFTC as well as on foreign exchanges. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying debt securities. As with the purchase of Futures Contracts, when the Fund is not fully invested it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.


The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives, less related transaction costs. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. The writer of an Option on a Futures Contract is subject to the requirement of initial and variation margin payments. The Fund will cover the writing of call Options on Futures Contracts through purchases of the underlying Futures Contract or through ownership of the security, or securities included in the index, underlying the Futures Contract. The Fund may also cover the writing of call Options on Futures Contracts through the purchase of such Options, provided that the exercise price of the call purchased (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover the writing of put Options on Futures Contracts through sales of the underlying Futures Contract or through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract. The Fund may also cover the writing of put Options on Futures Contracts through the purchase of such Options, provided that the exercise price of the put purchased is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. In addition, the Fund may cover put and call Options on Futures Contracts in accordance with the requirements of the exchange on which the option is traded and applicable laws and regulations.


The Fund may also purchase straddles on Options on Futures Contracts in order to protect against risk of loss arising as a result of anticipated changes in volatility in the interest rate or fixed income markets. Under such circumstances, if the anticipated changes in volatility in the market do not occur, the Fund could be required to forfeit one or both of the premiums paid for the Options.

The purchase of a put Option on a Futures Contract is similar in some respects to the purchase of protective put options on portfolio securities. The Fund will purchase a put Option on a Futures Contract to hedge the Fund's portfolio against the risk of rising interest rates.

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the Option plus related transaction costs, although in order to realize a profit it may be necessary to exercise the Option and close out the underlying Futures Contract. In addition to the correlation risks discussed above, the purchase of an Option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased. Transactions in Options on Futures Contracts for non-hedging purposes involve greater risks, and could result in losses which are not offset by gains on other portfolio assets.

FORWARD CONTRACTS: The Fund may enter into contractual obligations to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date ("Forward Contracts") for hedging purposes only. The Fund may also enter into Forward Contracts for "cross hedging" as noted in the Prospectus. Forward Contracts are individually negotiated and are traded through the "interbank currency market", an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Forward Contracts, and ordinarily charge a mark-up or commission which may be included in the cost of the contract.

Prior to the stated maturity date of a Forward Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.


The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will segregate liquid assets in an amount equal to the value of its commitments under Forward Contracts. Alternatively, the Fund may "cover" its obligations under such contracts through the ownership of the amount of foreign currency required to be delivered under a Forward Contract, in the case of a Forward Contract entered into by the Fund to sell such currency, or through the purchase of a call option, or a call option on a Futures Contract, on the underlying currency, provided that, if the strike price of the option is greater than the price established under the Forward Contract, the Fund will segregate liquid assets with a value equal to the difference between the strike price of the option and the price of the Forward Contract. The Fund may cover its obligations under a Forward Contract to purchase a foreign currency by purchasing a put option, or a put option on a Futures Contract, on the underlying currency, provided that, if the strike price of the option is less than the price established under the Forward Contract, the Fund will segregate liquid assets with a value equal to the difference between the strike price of the option and the price of the Forward Contact. The Fund may also cover Forward Contracts in such other manner as may be in accordance with the requirements of the counter party to the contract and applicable laws and regulations.


Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call Options thereon. The purchase of such Options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of Options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received, less related transaction costs.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium, less related transaction costs. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, less related transaction costs, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Options on foreign currencies written or purchased by the Fund will be traded over-the-counter or on U.S. or foreign securities exchanges. All options written on foreign currencies will be covered. A call option written on foreign currencies by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written on foreign currencies by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same foreign currency and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Options on foreign currencies written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations.

ADDITIONAL RISKS OF INVESTING IN OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN
CURRENCIES: Various additional risks exist with respect to the trading of options, Futures Contracts and Forward Contracts. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation, while the trading of options also entails the risk of imperfect correlation between securities used to cover options written and the securities underlying such options. The anticipated spread between the prices may be distorted because of various factors, which are set forth under "Futures Contracts" above. When the Fund purchases or sells Futures Contracts based on an index of securities, the securities comprising such index will not be the same as the portfolio securities being hedged, thereby creating a risk that changes in the value of the index will not correlate with changes in the value of such portfolio securities. In addition, where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The Fund's ability to engage in options and futures strategies will also depend on the availability of liquid markets in such instruments. "Options" above sets forth certain reasons why a liquid secondary market may not exist.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

Unlike transactions in Futures Contracts entered into by the Fund, options on foreign currencies and Forward Contracts are not traded on contract markets regulated by the CFTC or, with the exception of certain foreign currency options, by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities and options traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all options on securities and on foreign currencies entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, Options on securities, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(i) other complex foreign, political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occuring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

PORTFOLIO TRADING: As described in the Prospectus, The Fund intends to engage in portfolio trading rather than holding portfolio securities to maturity. Such trading may involve the selling of securities held for a short time, ranging from several months to less than a day and may be limited by tax restrictions.


In trading portfolio securities, the Fund may use the following strategies:

    (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

    (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

    (3) changing the average coupon of its portfolio when yield disparities reflect a change in investment value among securities trading at differing levels of premiums or discounts;

    (4) selling one type of debt security (e.g., industrial bonds) and buying another (e.g., utility bonds) when disparities arise in the relative values of each; and

    (5) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

These strategies may result in minor temporary increases or decreases in the Fund's current income available for distribution to its shareholders, and in its holding debt securities which sell at moderate to substantial premiums or discounts from face value. If the Fund's expectations of changes in interest rates or the Fund's evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value and potential capital gain may be reduced or its potential capital loss may be increased.

Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's limitations, policies and rating restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which are fundamental and cannot be changed without the approval of the holders of a majority of the shares of the Fund (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy):

The Fund may not:

    (1) borrow money in an amount in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objectives, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry;

    (4) purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), or mineral leases, commodities or commodity contracts (except options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts (including options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies) acquired as a result of the ownership of securities. The Fund will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies);

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities in accordance with its investment objectives and policies, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;

    (6) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than cash items and U.S. Government securities;

    (7) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

    (8) invest for the purpose of exercising control or management;

    (9) purchase securities issued by any other registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund shall not purchase securities issued by any open-end investment company;

    (10) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation;

    (11) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;

    (12) purchase any securities or evidences of interest therein on margin, except to make deposits on margin in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

    (13) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

    (14) purchase or sell any put or call option or any combination thereof, provided, that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign currencies; or

    (15) invest in securities which are restricted as to disposition under federal securities laws unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if more than 10% of the Fund's assets (taken at market value) would be invested in such securities.

Except with respect to Investment Restrictions (1) and (15), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


In addition, the Fund may not invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

3. MANAGEMENT OF THE FUND
The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


TRUSTEES


RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial
  Services Company, former Chairman (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road,
Concord, Massachusetts


J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman, Trustee and Chief
  Executive Officer
Address: 9 Riverside Road, Weston, Massachusetts


LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge, Massachusetts


CHARLES W. SCHMIDT (born 3/18/28)
Private Investor; International Technology Corporation, Director; Mohawk
  Paper Company, Director
Address: 30 Colpitts Road, Weston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President,
  Secretary and Director


JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, Chairman and Chief Executive
  Officer


ELAINE R. SMITH (born 4/25/46
Independent Consultant; Brigham and Women's Hospital, Executive Vice
  President and Chief Operating Officer (prior to September 1992)
Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman and Director;
  Eastern Enterprises, Director
Address: 10 Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September,
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996)


MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March,
  1997); Putnam Investments, Vice President (from September 1994 until March
  1997); Ernst & Young, Senior Tax Manager (until September 1994)

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and
  Associate General Counsel

GEOFFREY L. KURINSKY,* Vice President (born 7/7/53)
Massachusetts Financial Services Company, Senior Vice President


----------
*"Interested persons" (as defined in the "1940 Act") of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $2,500 per year plus $135 per meeting and $100 per committee meeting attended, together with such Trustee's out-of- pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation based on the three years prior to his retirement depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLE

                                                                                            TOTAL TRUSTEES
                                                                                              FEES FROM
                                                      RETIREMENT BENEFIT     ESTIMATED         FUND AND
                                       TRUSTEES FEE   ACCRUED AS PART OF   CREDITED YEARS        FUND
     TRUSTEE                            FROM FUND(1)   FUND'S EXPENSES(1)   OF SERVICE(2)      COMPLEX(3)
     -------                            ------------   ------------------   -------------      ----------

Richard B. Bailey ................         $4,455            $1,217                8          $242,022
Peter G. Harwood .................          4,890               896                5           121,105
J. Atwood Ives ...................          4,320             1,231               17           108,720
Lawrence T. Perera ...............          4,555             2,174               26           127,055
William Poorvu ...................          4,890             2,218               25           121,105
Charles W. Schmidt ...............          4,755             2,212               20           121,105
Arnold D. Scott ..................          --0--             --0--               N/A           --0--
Jeffrey L. Shames ................          --0--             --0--               N/A           --0--
Elaine R. Smith ..................          4,855             1,360               27           132,035
David B. Stone ...................          5,090             2,319               14           127,055

(1) For fiscal year ended April 30, 1998.
(2) Based on normal retirement age of 73. See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.
(3) For calendar year 1997. All Trustees receiving compensation served as Trustee of 27 funds within the MFS fund complex (having aggregate net assets at December 31, 1997, of approximately $28.9 billion) except Mr. Bailey, who served as Trustee of 69 funds within the MFS fund complex (having aggregate net assets at December 31, 1997, of approximately $47.8 billion).


        ESTIMATED ANNUAL BENEFITS PAYABLE BY THE FUND UPON RETIREMENT(4)

                                          YEARS OF SERVICE
       AVERAGE        --------------------------------------------------------
     TRUSTEE FEES          3             5             7          10 OR MORE
     -------------------------------------------------------------------------

        $3,888            $583         $  972        $1,361         $1,944
         4,230             635          1,058         1,481          2,115
         4,572             686          1,143         1,600          2,286
         4,915             737          1,229         1,720          2,457
         5,257             789          1,314         1,840          2,628
         5,599             840          1,400         1,960          2,799


----------
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


As of July 31, 1998, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

As of July 31, 1998, Merrill Lynch, Pierce, Fenner & Smith, FBO its Customers,
Attention: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 was the owner of approximately 10.52%, 9.70% and 17.64% of Class A, B, and C Shares of the Fund, respectively. As of July 31, 1998, MFS Defined Contribution Plan, MFS 401(K) Plan, and the MFS Pension Plan c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740, owned 36.89%, 6.94%, and 56.17%, respectively, of the outstanding Class I shares of the Fund.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers and Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life.

The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated December 2, 1985 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly on the basis of a formula based upon a percentage of the Fund's average daily net assets plus a percentage of its gross income (i.e., income other than gains from the sale of securities, gains from options and futures transactions and premium income from options written) in each case on an annualized basis for the Trust's then-current fiscal year. The applicable percentages are reduced as assets and income reach the following levels:


    ANNUAL RATE OF ADVISORY FEE         ANNUAL RATE OF ADVISORY FEE
 BASED ON AVERAGE DAILY NET ASSETS         BASED ON GROSS INCOME
--------------------------------------  --------------------------------
 .225% of the first $200 million         2.75% of the first $20 million
 .191% of average daily net assets in    2.34% of gross income in excess
  excess of $200 million                  of $20 million


For the fiscal years ended 1996, 1997 and 1998, MFS received fees under the Advisory Agreement of $2,531,652, $2,708,535 and $3,126,075 respectively.

The Fund pays all of the Fund's expenses (other than those assumed by Adviser or MFD), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities, keeping of books and accounts and calculation of the net asset value of shares of the Fund; and expenses of shareholders' meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Trust's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific portfolio are allocated among the portfolios in a manner believed by management of the Trust to be fair and equitable. For a list of expenses, including the compensation paid to the Trustees who are not officers of the Adviser, for the fiscal year ended April 30, 1998, see "Statement of Operations" in the Annual Report to the Fund's shareholders.

MFS pays the compensation of the officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting the Fund's portfolio transactions.

The Advisory Agreement will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that MFS may render services to others and that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997 as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period ended April 30, 1997, and the fiscal year ended April 30, 1998 MFS received $17,658 and $114,043, respectively under the Agreement.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved as in the best interest of the Fund and its shareholders custodial arrangements with The Chase Manhattan Bank for securities of the Fund held outside the U.S.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated December 2, 1985, as amended (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of each class of the shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each class of shares of the Fund at an effective annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend disbursing agent functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated as of January 1, 1995 (the "Distribution Agreement").

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees for the benefit of such persons, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).


Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as stated in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD, on behalf of the Fund, pays commissions to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B, CLASS C AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement Pursuant to which Class I shares are offered).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended April 30, 1998, MFD received sales charges of $218,968 and dealers received sales charges of $1,697,831, (as their concession on gross sales charges of $1,916,799), for selling Class A shares of the Fund; the Fund received $190,868,778 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended April 30, 1997, MFD and dealers and certain other financial institutions received sales charges of $134,341 and $966,450, respectively, (as their concession on gross sales charges of $1,100,791), for selling Class A shares of the Fund. The Fund received $138,111,056 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended April 30, 1996, MFD and dealers and certain other financial institutions received sales charges of $172,391 and $1,168,867, respectively, (as their concession on gross sales charges of $1,341,258) for selling Class A shares of the Fund. The Fund received $120,847,186, representing the aggregate net asset value of such shares.

During the Fund's fiscal years ended April 30, 1996, 1997 and 1998, the contingent deferred sales charge ("CDSC") imposed on redemption of Class A shares was $4,707, $38,472 and $36,715, respectively. During the Fund's fiscal years ended April 30, 1996, 1997 and 1998, the CDSC imposed on redemption of Class B shares was $217,113, $245,479 and $293,972, respectively. During the Fund's fiscal years ended April 30, 1996, 1997 and 1998, the CDSC imposed on redemption of Class C shares was $7, $5,977 and $6331, respectively.

The Distribution Agreement will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not interested persons of any party to the Distribution Agreement. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND BROKERAGE
    COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by its Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and the broker-dealers through which it seeks this result. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market-makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts and Options on Futures Contracts. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no recapture arrangements are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


During the Fund's fiscal year ended April 30, 1998, the Fund owned securities issued by Lehman Brothers, Inc. which securities had a value of $15,586,000 at the end of such fiscal year, by Bear Stearns, Inc. which securities had a value of $6,921,000 at the end of such fiscal year, by Salomon, Inc. which securities had a value of $6,609,000 at the end of such fiscal year, by Nationwide Mutual Life Insurance Co. which securities had a value of $6,435,000 at the end of such fiscal year, by Goldman Sachs Group LP which securities had a value of $5,510,000 at the end of such fiscal year, by State Street Bank and Trust which securities had a value of $2,604,000 at the end of such fiscal year, by Chase Manhattan Corp. which securities had a value of $1,584,000 at the end of such fiscal year, by PaineWebber which securities had a value of $1,543,000 at the end of such fiscal year, by First Chicago NBD which securities had a value of $1,358,000 at the end of such fiscal year, and by Merrill Lynch which securities had a value of $6,186,000 at the end of such fiscal year. Each of these entities are regular broker dealers of the Fund.


5.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity purchases. For example, if a shareholder owns shares valued at $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of such fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Such payments under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividends and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into his account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar group; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending on whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account in that Fund will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares of the Fund are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.


The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds invested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange such shares for shares of the same class of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of their initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please consult your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale and if purchaser is eligible to purchase the class of shares). Exchanges will be made after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone.If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the restrictions and requirements set forth above.


No CDSC is imposed on exchanges among MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. Any gain or loss on the redemption of the shares exchanged is reportable in the shareholder's federal income tax return, unless such shares were held in a tax-deferred retirement plan.


Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1,
1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

  Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

  Simplified Employee Pension (SEP-IRA) Plans;


  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income, and any distributions from net short-term capital gains are taxable to the shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or of any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC", can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.


The Fund's transactions in options, Futures Contracts, Forward Contracts, and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.


Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment, by the Fund in certain "passive foreign investment companies" may be limited in order to avoid taxes on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments made to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.


The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

7.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE -- The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this Statement of Additional Information, the Exchange is open for trading every week day except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. If acquired, preferred stocks, common stocks and warrants will be valued at the last sale price on an exchange on which they are primarily traded or at the last quoted bid price for unlisted securities. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing services has been approved by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Positions in listed options, Futures Contracts and Options on Futures Contracts will normally be valued at the settlement price on the exchange on which they are primarily traded. Positions in over-the-counter options will be valued using dealer supplied valuations. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


PERFORMANCE INFORMATION

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the current maximum sales charge (currently 4.75%), and/or
(iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.


The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.


As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."


PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares, and cover the period from January 1, 1988 to December 31, 1997. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value as well as account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expenses of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations for Class A shares assume a maximum sales charge of 4.75%. The yield calculation for Class B and Class C shares assumes no CDSC is paid. Yield quotations for each class of shares are presented in Appendix A attached under the heading "Performance Quotations".

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. Current distribution rate quotations for Class B and Class C shares assume no CDSC is paid. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations".

GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non- qualified market-value-adjusted fixed/variable annuity.

  --  1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

8.  DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A Shares, no service fees will be paid:
(i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR:During the fiscal year ended April 30, 1998, the Fund paid the following Distribution Plan expenses:


                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASS OF SHARES                      BY FUND        BY MFD       BY DEALERS
---------------                      -------        ------       ----------


Class A Shares                     $1,854,727     $  619,459     $1,235,268
Class B Shares                     $1,518,350     $1,174,800     $  343,550
Class C Shares                     $  276,511     $   18,313     $  258,198

GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
    LIABILITIES


The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and two other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify the shares of the Fund into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, Class A, Class B and Class C shares as well as Class I shares for this series and one of the Trust's other series. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares when issued are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obli-gations.


The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


10.  INDEPENDENT AUDITORS AND FINANCIAL
     STATEMENTS

Deloitte & Touche LLP are the Trust's independent auditors providing audit services, tax preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at April 30, 1998, the Statement of Assets and Liabilities at April 30, 1998, the Statement of Operations for the year ended April 30, 1998, the Statement of Changes in Net Assets for each of the two years in the period ended April 30, 1998, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                    PERFORMANCE RESULTS -- CLASS A SHARES

                         VALUE OF           VALUE OF      VALUE OF
                     INITIAL $10,000     CAPITAL GAIN    REINVESTED      TOTAL
YEAR ENDED              INVESTMENT       DISTRIBUTIONS    DIVIDENDS      VALUE
----------              ----------       -------------    ---------      -----


December 31, 1988        $ 9,437           $    0         $   882      $10,319
December 31, 1989          9,800                0           1,914       11,714
December 31, 1990          9,666                0           2,896       12,563
December 31, 1991         10,399                0           4,424       14,824
December 31, 1992         10,214               54           5,487       15,756
December 31, 1993         10,088            1,088           6,763       17,940
December 31, 1994          8,978              968           7,192       17,139
December 31, 1995         10,125            1,092           9,602       20,820
December 31, 1996          9,792            1,056          10,792       21,641
December 31, 1997         10,081            1,087          12,712       23,880


Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                             PERFORMANCE QUOTATIONS


All performance quotations are as of April 30, 1998.


                                                                                         ACTUAL
                                                                                         30-DAY      30-DAY
                                                                                          YIELD       YIELD
                                                AVERAGE ANNUAL TOTAL RETURNS           (INCLUDING   (WITHOUT   CURRENT
                                                ----------------------------               ANY        ANY    DISTRIBUTION
                                             1 YEAR           5 YEAR        10 YEAR      WAIVERS)   WAIVERS)    RATE
                                             ------           ------        -------      --------   --------    ----


Class A Shares with sales charge ..........   6.07%          6.70%          8.78%           N/A      4.84%      6.23%
Class A Shares without sales charge .......  11.36%          7.74%          9.31%           N/A       N/A        N/A
Class B Shares with CDSC ..................   6.52%          6.65%(1)       8.93%(1)        N/A       N/A        N/A
Class B Shares without CDSC ...............  10.52%          6.98%(1)       8.93%(1)        N/A      4.39%      5.80%
Class C Shares with CDSC ..................   9.54%          7.07%(2)       8.98%(2)        N/A       N/A        N/A
Class C Shares without CDSC ...............  10.54%          7.07%(2)       8.98%(2)        N/A      4.39%      5.83%
Class I Shares ............................  11.72%          7.85%(3)       9.37%(3)        N/A      5.39%      6.87%

(1) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(2) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the inception of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110


MFS(R) BOND FUND

500 Boylston Street
Boston, MA 02116

[LOGO] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)
                                                                 MFB-13-9/98/.5M

                            MFS LIMITED MATURITY FUND

               SUPPLEMENT TO THE SEPTEMBER 1, 1998 PROSPECTUS AND
                       STATEMENT OF ADDITIONAL INFORMATION

     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED SEPTEMBER 1, 1998, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.


     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                        CLASS I
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price)................           None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as
     applicable)...............................................           None


ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
   Management Fees.............................................           0.40%
   Rule 12b-1 Fees.............................................           None
   Other Expenses(1)...........................................           0.33%
   Total Operating Expenses....................................           0.73%

---------
(1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


                               EXAMPLE OF EXPENSES
                               -------------------

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:


         PERIOD                                              CLASS I
         ------                                              -------
         1 year........................................        $ 7
         3 years.......................................         23
         5 years.......................................         41
        10 years.......................................         91


     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

     The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.


FINANCIAL HIGHLIGHTS - CLASS I SHARES
                                                  YEAR ENDED        YEAR ENDED
                                                APRIL 30, 1998    APRIL 30,1997*
                                                --------------    --------------
Per share data (for a share outstanding
  throughout each the period):
Net asset value - beginning of period                $ 7.04           $ 7.08
                                                     ------           ------
Income from investment operations# -
  Net investment incomess.                           $ 0.48           $ 0.15
  Net realized and unrealized loss
    on investments                                    (0.07)           (0.03)
                                                     ------           ------
    Total from investment operations                 $ 0.41           $ 0.12
                                                     ------           ------
Less distributions declared to shareholders -
  From net investment income                         $(0.47)          $(0.15)
  In excess of net investment income                    --             (0.01)
                                                     ------           ------
    Total distributions declared to shareholders     $(0.47)          $(0.16)
                                                     ------           ------
Net asset value - end of period                      $ 6.98           $ 7.04
                                                     ------           ------
Total return                                           5.98%            1.72%++
Ratios (to average net assets)/
 Supplemental data(s):
  Expenses##                                           0.74%            1.17%+
  Net investment income                                6.75%            8.68%+
Portfolio turnover                                      288%             489%
Net assets at end of period (000 omitted)            $1,466           $1,925

--------------------------
  * For the period from the inception of Class I shares, January 2, 1997 through April 30, 1997.
  + Annualized
 ++ Not annualized
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. If these fees had been incurred by the Fund, and/or actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                            $ 0.49           $ 0.15
                                                     ------           ------
    Ratios (to average net assets):
      Expenses##                                       0.72%            1.17%+
      Net investment income                            6.77%            8.68% +


ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

  (i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

 (ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 2.50% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.


                The date of this Supplement is September 1, 1998

MFS(R) LIMITED MATURITY FUND
SEPTEMBER 1, 1998

                                                                    PROSPECTUS

                                         CLASS A SHARES OF BENEFICIAL INTEREST
                                         CLASS B SHARES OF BENEFICIAL INTEREST
                                         CLASS C SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------

MFS Limited Maturity Fund (the "Fund") is a diversified series of MFS(R) Series Trust IX (the "Trust"), an open-end management investment company presently consisting of three series. The primary investment objective of the Fund is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The secondary objective of the Fund is to protect shareholders' capital. See "Investment Objectives and Policies" below. The minimum initial investment is generally $1,000 per account. See "Information Concerning Shares of the Fund -- Purchases" below.


The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust on behalf of the Fund has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated September 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

See page 40 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site at http://www.sec.gov that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS
                                                            Page


 1. Expense Summary ....................................       3
 2. Condensed Financial Information ....................       4
 3. The Fund ...........................................       8
 4. Investment Objectives and Policies .................       8
 5. Certain Securities and Investment Techniques .......       9
 6. Additional Risk Factors ............................      16
 7. Management of the Fund .............................      17
 8. Information Concerning Shares of the Fund ..........      19
        Purchases ......................................      19
        Exchanges ......................................      26
        Redemptions and Repurchases ....................      28
        Distribution Plan ..............................      31
        Distributions ..................................      34
        Tax Status .....................................      34
        Net Asset Value ................................      35
        Description of Shares, Voting Rights and
          Liabilities ..................................      35
        Performance Information ........................      36
        Expenses .......................................      37
        Provision of Annual and Semiannual Reports .....      37
 9. Shareholder Services ...............................      37
    Appendix A -- Waivers of Sales Charges .............     A-1
    Appendix B -- Description of Bond Ratings ..........     B-1

1.  EXPENSE SUMMARY
                                          CLASS A      CLASS B      CLASS C
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Initial Sales Charge
      Imposed on Purchases of Fund
      Shares (as a percentage of
      offering price) .................    2.50%         0.00%       0.00%
    Maximum Contingent Deferred Sales
      Charge (as a percentage of
      original purchase price or
      redemption proceeds, as
      applicable) ..................... See below(1)     4.00%       1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ...................    0.40%         0.40%       0.40%
    Rule 12b-1 Fees ...................    0.15%(2)      0.96%(3)    1.00%(3)
    Other Expenses(4) .................    0.33%         0.33%       0.33%
                                           -----         -----       -----
    Total Operating Expenses ..........    0.88%         1.69%       1.73%


------------
(1) Purchases of $1 million or more and certain retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Service fee payments in the amount of 0.15% of the average daily net assets of the Fund attributable to Class A shares are currently being paid by the Fund; payment of the remaining portion of the Class A service fee, equal to 0.10% per annum, will become payable on such date as the Trustees of the Trust may determine. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below).
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares respectively. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES
                               ----------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

PERIOD                       CLASS A        CLASS B             CLASS C
------                       -------        -------             -------
                                                   (1)                 (1)

 1 year ...................   $ 34       $ 57      $ 17      $ 28      $ 18
 3 years ..................     52         83        53        54        54
 5 years ..................     73        112        92        94        94
10 years ..................    131        178(2)    178(2)    204       204

------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases";
(iii) management fees -- "Management of the Fund"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche, LLP.


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                    1998       1997       1996       1995        1994        1993         1992*
--------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
 period                               $ 7.04     $ 7.12     $ 7.10     $ 7.14      $ 7.46      $ 7.29       $ 7.31
                                      ------     ------     ------     ------      ------      ------       ------
Income from investment operations# -
  Net investment income(S)            $ 0.48     $ 0.47     $ 0.48     $ 0.46      $ 0.44      $ 0.48       $ 0.08
  Net realized and unrealized
   gain (loss) on investments          (0.07)     (0.06)      0.03      (0.04)      (0.32)       0.17(S)(S)  (0.02(S)(S)
                                      ------     ------     ------     ------      ------      ------       ------
    Total from investment
     operations                       $ 0.41     $ 0.41     $ 0.51     $ 0.42      $ 0.12      $ 0.65       $ 0.06
                                      ------     ------     ------     ------      ------      ------       ------
Less distributions declared to
 shareholders(++) -
  From net investment income          $(0.46)    $(0.47)    $(0.48)    $(0.46)     $(0.42)     $(0.48)      $(0.08)
  In excess of net investment
   income                               --        (0.02)     (0.01)      --         (0.02)       --           --
                                      ------     ------     ------     ------      ------      ------       ------
    Total distributions declared
     to shareholders                  $(0.46)    $(0.49)    $(0.49)    $(0.46)     $(0.44)     $(0.48)      $(0.08)
                                      ------     ------     ------     ------      ------      ------       ------
Net asset value - end of period       $ 6.99     $ 7.04     $ 7.12     $ 7.10      $ 7.14      $ 7.46       $ 7.29
                                      ------     ------     ------     ------      ------      ------       ------
Total return(+)                        5.97%      5.83%      7.50%      6.09%       1.61%       9.17%        4.98%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                           0.89%      0.94%      0.95%      0.95%       0.85%       0.60%        0.55%+
  Net investment income                6.70%      6.57%      6.73%      6.54%       5.99%       6.40%        6.22%+
Portfolio turnover                      288%       489%       385%       498%        861%        472%          72%
Net assets at end of period
 (000 omitted)                       $95,342    $91,887    $98,582    $85,773    $100,297     $67,470       $4,924
     *For the period from the commencement of the Fund's investment operations,
      February 26, 1992, through April 30, 1992.
    + Annualized.
     #Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
    ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  (++)For the year ended April 30, 1993, the per share distribution from net realized gain on investments was $0.0021.
   (S)The investment adviser did not impose a portion of its management fee for the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than
      0.40% of average daily net assets. If these fees had been incurred by the
      Fund, and/or actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                 $ 0.48     $ 0.47     $ 0.48     $ 0.46      $ 0.42      $ 0.43       $ 0.07
Ratios (to average net assets):
  Expenses##                           0.87%      0.89%      0.91%      0.97%       1.07%       1.29%        1.44%+
  Net investment income                6.72%      6.62%      6.77%      6.52%       5.77%       5.70%        5.33%+

(S)(S)The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                 1998         1997         1996         1995        1994**
--------------------------------------------------------------------------------------------------------------
                                                   CLASS B
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period              $  7.03      $  7.11      $  7.10      $  7.14     $  7.50
                                                   -------      -------      -------      -------     -------
Income from investment operations# -
Net investment income(S)                           $  0.41      $  0.41      $  0.42      $  0.41     $  0.21
Net realized and unrealized gain (loss) on
 investments                                         (0.07)       (0.05)        0.03        (0.05)      (0.33)
                                                   -------      -------      -------      -------     -------
   Total from investment operations                $  0.34      $  0.36      $  0.45      $  0.36     $ (0.12)
                                                   -------      -------      -------      -------     -------
Less distributions declared to shareholders -
  From net investment income                       $ (0.40)     $ (0.42)     $ (0.42)     $ (0.40)    $ (0.23)
  In excess of net investment income                  --          (0.02)       (0.02)        --         (0.01)
                                                   -------      -------      -------      -------     -------
    Total distributions declared to
      shareholders                                 $ (0.40)     $ (0.44)     $ (0.44)     $ (0.40)    $ (0.24)
                                                   -------      -------      -------      -------     -------
Net asset value - end of period                    $  6.97      $  7.03      $  7.11      $  7.10     $  7.14
                                                   -------      -------      -------      -------     -------
Total return                                         4.98%        4.99%        6.52%        5.20%      (1.69)%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                         1.70%        1.78%        1.75%        1.81%       1.74%+
  Net investment income                              5.80%        5.75%        5.90%        5.73%       4.90%+
Portfolio turnover                                    288%         489%         385%         498%        861%
Net assets at end of period (000 omitted)          $39,229      $34,875      $26,464      $17,334     $12,072

 **For the period from the inception of Class B, September 7, 1993, through
   April 30, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. If these fees had been incurred by the Fund, and/or actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
    Net investment income                           $ 0.41       $ 0.41       $ 0.42       $ 0.41      $ 0.20
    Ratios (to average net assets):
      Expenses##                                     1.68%        1.77%        1.77%        1.82%       1.96%+
      Net investment income                          5.82%        5.76%        5.88%        5.72%       4.68%+



FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                 1998         1997         1996       1995***
-------------------------------------------------------------------------------------------------
                                                   CLASS C
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period               $ 7.05       $ 7.13       $ 7.11       $ 7.08
                                                    ------       ------       ------       ------
Income from investment operations# -
  Net investment income(S)                          $ 0.41       $ 0.41       $ 0.41       $ 0.37
  Net realized and unrealized gain (loss) on
    investments                                      (0.07)       (0.06)        0.04        (0.01)
                                                    ------       ------       ------       ------
    Total from investment operations                $ 0.34       $ 0.35       $ 0.45       $ 0.36
                                                    ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                        $(0.40)      $(0.41)      $(0.41)      $(0.33)
  In excess of net investment income                    --        (0.02)       (0.02)          --
                                                    ------       ------       ------       ------
      Total distributions declared to shareholders  $(0.40)      $(0.43)      $(0.43)      $(0.33)
                                                    ------       ------       ------       ------
Net asset value - end of period                     $ 6.99       $ 7.05       $ 7.13       $ 7.11
                                                    ------       ------       ------       ------
Total return                                         4.94%        5.08%        6.44%        5.25%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                         1.74%        1.80%        1.80%        1.85%+
  Net investment income                              5.76%        5.80%        5.76%        6.01%+
Portfolio turnover                                    288%         489%         385%         498%
Net assets at end of period (000 omitted)          $20,131      $18,862      $13,842       $4,450

***For the period from the inception of Class C, July 1, 1994, through April 30, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. If these fees had been incurred by the Fund, and/or actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                           $ 0.41       $ 0.41       $ 0.41       $ 0.37
    Ratios (to average net assets):
      Expenses##                                     1.72%        1.81%        1.75%        1.88%+
      Net investment income                          5.78%        5.80%        5.81%        5.98%+


3.  THE FUND

The Fund is a diversified series of the Trust, an open-end, management investment company which was organized as a trust under the laws of The Commonwealth of Massachusetts in 1985. The Trust presently consists of three series, each of which represents a portfolio with separate investment policies. Shares of the Fund are continuously sold to the public and the Fund uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 2.50% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but subject to an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objectives and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

4.  INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT OBJECTIVES: The Fund's primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Fund's secondary objective is to protect shareholders" capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives and policies are not fundamental and may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

INVESTMENT POLICIES: In seeking to achieve its investment objectives, the Fund invests, under normal market conditions, substantially all of its assets in the following securities:

  1. Debt securities (including corporate asset-backed securities and mortgage pass-through securities discussed below) which have a rating within the four highest grades as determined by Standard & Poor's Ratings Service ("S&P"), Fitch IBCA ("Fitch") or by Duff & Phelps Credit Rating Co. ("Duff & Phelps") (AAA, AA, A or BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) and comparable unrated securities; for a description of these rating categories, see Appendix B to this Prospectus;

  2. Debt securities issued or guaranteed by the United States ("U.S.") Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"); or

  3. Commercial paper, repurchase agreements and cash or cash equivalents (such as certificates of deposit and bankers" acceptances).

The Fund will only invest in securities rated within the four highest grades, as determined by S&P, Fitch, Duff & Phelps or Moody's, and comparable unrated securities. In addition, the dollar weighted average quality of the Fund will be within the three highest grades, as determined by S&P, Fitch, Duff & Phelps or Moody's (or the Adviser in the case of unrated securities).

Under normal market conditions, substantially all the securities in the Fund's portfolio will have remaining maturities of five years or less or estimated remaining average lives of five years or less. In the case of mortgage-backed and corporate asset-backed securities as well as collateralized mortgage obligations, the average life is likely to be substantially shorter than stated final maturity as a result of unscheduled principal prepayments.

For purposes of the foregoing investment policy, securities having a certain maturity will be deemed to include securities with an equivalent "duration" of such securities. "Duration" is a commonly used measure of the longevity of a debt instrument that takes into account the full stream of payments received on the instrument, including both interest and principal payments, based on their present values. A debt instrument's duration is derived by discounting principal and interest payments to their present value using the instrument's current yield to maturity and taking the dollar-weighted average time until those payments will be received. Contractual rights to dispose of a security will be considered in calculating duration because such rights limit the period during which the Trust bears a market risk with respect to the security.


5.  CERTAIN SECURITIES AND INVESTMENT
    TECHNIQUES
Consistent with the Fund's investment objectives and policies, the Fund may engage in the following securities transactions and investment techniques, many of which are described more fully in the SAI. See "Investment Objectives, Policies and Restrictions" in the SAI.


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

U.S. GOVERNMENT SECURITIES: The U.S. Government Securities in which the Fund may invest include (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA").

U.S. Government Securities also include interest in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. government securities or an irrevocable letter of credit). As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These risks include changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Special considerations may also include more limited information about foreign issuers and different accounting standards. Foreign securities markets may also be less subject to government supervision than in the U.S. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.


EMERGING MARKET SECURITIES: Consistent with the Fund's objectives and policies, the Fund may invest in dollar-denominated securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.


BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON BONDS: Fixed income securities in which the Fund may invest also include zero coupon bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity, at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of or interest on the investment.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and sell futures contracts on fixed income securities or indices of such securities, including municipal bond indices and any other indices of fixed income securities which may become available for trading ("Futures Contracts"). The Fund may also purchase and write options on such Futures Contracts ("Options on Futures Contracts"). These instruments will be used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Such transactions may also be used for non-hedging purposes to the extent permitted by applicable law. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the hedging transactions and may realize a loss.


Futures Contracts and Options on Futures Contracts that are entered into by the Fund may be traded on U.S. and foreign exchanges.


Although the Fund will enter into certain transactions in Futures Contracts, for hedging purposes, such transactions nevertheless involve risks. For example, a lack of correlation between the instrument underlying a Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The SAI contains a further description of Futures Contracts including a discussion of the risks related to transactions therein. Transactions entered into for non-hedging purposes involve greater risks and could result in losses which are not offset by gains on other portfolio assets.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

PORTFOLIO TRADING: The Fund intends to engage in portfolio trading rather than holding portfolio securities to maturity. In trading portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For the fiscal year ended April 30, 1998, the Fund had a portfolio turnover rate of over 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.


The primary consideration in placing portfolio security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets).
                             --------------------

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated. (See "Investment Restrictions" in the SAI). Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's limitations, policies and rating restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

6.  ADDITIONAL RISK FACTORS
The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Objectives, Policies and Restrictions" in the SAI.

FIXED INCOME SECURITIES: The net asset value of the shares of an open-end investment company, such as the Fund, which invests primarily in fixed income securities, changes with the general level of interest rates. When interest rates decline, the market value of the portfolio can be expected to rise. Conversely, when interest rates rise, the market value of the portfolio can be expected to decline.

FIXED INCOME SECURITIES RATED BBB/Baa: The Fund may invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets, the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER: MFS manages the Fund pursuant to an Investment Advisory Agreement, dated January 8, 1992 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. James J. Calmas, a Vice President of the Adviser, has been the Fund's portfolio manager since January 1, 1998 and has been employed as a portfolio manager by the Adviser since 1988. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed and paid monthly, at the rate of 0.40% per annum of the Fund's average daily net assets. For the Fund's fiscal year ended April 30, 1998, MFS received management fees under the Advisory Agreement of $628,100 (equivalent to 0.40% of the Fund's average daily net assets).

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc. provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $87.8 billion on behalf of approximately 3.3 million accounts as of July 31, 1998. As of such date, the MFS organization managed approximately $60.8 billion of assets invested in equity securities and approximately $20.5 billion of assets invested in fixed income securities. Approximately $4.9 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Service Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are Jeffrey L. Shames, John W. Ballen, Arnold D. Scott, Kevin
R. Parke, Thomas J. Cashman, Joseph Dello Russo, William W. Scott, John D. McNeil and Donald A. Stewart. Mr. Shames is the Chairman and Chief Executive Officer of MFS, Mr. Ballen is President and Chief Investment Officer of MFS and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report directly to the Chairman of Sun Life.

Mr. Shames, the Chairman of MFS, is a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., Geoffrey L. Kurinsky, James O. Yost, Ellen Moynihan and Mark E Bradley, all of whom are officers of MFS, are officers of the Trust.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR: MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR: MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT: MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8. INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This prospectus offers Class A, B and C shares, to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                       SALES CHARGE* AS
                                        PERCENTAGE OF:
                                        PERCENTAGE OF:           ALLOWANCE
                                  --------------------------  AS A PERCENTAGE
                                                  NET AMOUNT  OF OFFERING
AMOUNT OF PURCHASE                OFFERING PRICE   INVESTED        PRICE
------------------                --------------   --------        -----
Less Than $50,000 ................     2.50%         2.56%          2.25%
$50,000 but less than $100,000 ...     2.25          2.30           2.00
$100,000 but less than $250,000 ..     2.00          2.04           1.75
$250,000 but less than $500,000 ..     1.75          1.78           1.50
$500,000 but less than $1,000,000      1.50          1.52           1.25
$1,000,000 or more ...............    None**        None**      See Below**
------------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 2.25% and MFD retains approximately 1/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

    PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares are offered at net asset value without an initial sales charge, but subject to a CDSC equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

      (i) on investments of $1 million or more in Class A shares;

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996 (a) the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either
          (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

    (v) on investments in Class A shares by certain retirement plans subject to ERISA if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and
         (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

   COMMISSION PAID BY MFD TO DEALERS     CUMULATIVE PURCHASE AMOUNT
   ---------------------------------     --------------------------

                 1.00%                   On the first $2,000,000, plus
                 0.80%                   Over $2,000,000 to $3,000,000, plus
                 0.50%                   Over $3,000,000 to $50,000,000, plus
                 0.25%                   Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchases).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus for further discussion of the CDSC.


    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under
Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:


     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and


    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                                                              CONTINGENT
YEAR OF REDEMPTION                                          DEFERRED SALES
AFTER PURCHASE                                                  CHARGE
--------------                                                  ------

First ...................................................         4%
Second ..................................................         4%
Third ...................................................         3%
Fourth ..................................................         3%
Fifth ...................................................         2%
Sixth ...................................................         1%
Seventh and following ...................................         0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Information Concerning Shares of the Fund -- Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

    WAIVER OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

    GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

    SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. THE FOLLOWING POLICY WILL REMAIN IN EFFECT UNTIL SEPTEMBER 15, 1998. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


EFFECTIVE SEPTEMBER 15, 1998, THE FUND WILL ADOPT THE FOLLOWING NEW MARKET TIMING POLICY WHICH WILL REPLACE THE CURRENT POLICY AS DISCLOSED ABOVE:

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual or organization acting on behalf of one or more individuals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calendar year and (ii) any one of such exchange requests represents shares equal in value to $1 million or more. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers,
(ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                             --------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds in the MFS Family of Funds (the "MFS Funds") at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

    EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

    EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.


    EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.


    GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

    REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

    REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge if the redemption proceeds do not exceed $1,000 and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

    REDEMPTION BY CHECK: Only Class A and Class C shares may be redeemed by check. A shareholder owning Class A or Class C shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A or Class C shares from his or her account by check. The Bank will provide each Class A or Class C shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signature guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A or Class C share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A AND CLASS C SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A OR CLASS C SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.

    CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B or Class C shares ("Direct Purchases") will be subject to a CDSC for a period of
(i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

    GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders.


In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C Shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


    CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.15%, 0.96% and 1.00% per annum, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Service fee payments in the amount of 0.15% of the average daily net assets of the Fund attributable to Class A shares are currently being paid by the Fund. Payment of the remaining portion of the service fee, equal to 0.10% per annum, will become payable on such date as the Trustees of the Trust may determine. Except in the case of the first year service fee, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine.


DISTRIBUTIONS
The Fund intends to declare dividends daily and pay to its shareholders substantially all of its net investment income as dividends on a monthly basis. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and also may make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which the distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends-received deduction for corporations. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Investors should consult with their tax advisers in this regard.

Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is generally free of current taxes but which results in a basis reduction), the portion representing interest on U.S. Government obligations, and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution of net capital gains or net short-term capital gains may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market or other fair value, as described in the SAI. The net asset value per share of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of three series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of shares of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of the Fund over a 30-day period stated as a percent of the maximum public offering price on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended April 30, 1998, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion from time to time, make a list of all or a portion of its holdings available to investors upon request.

EXPENSES
Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses" which are defined to include all Fund expenses (after taking into effect any compensating balance and offset arrangements) except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses, do not exceed 0.40% per annum of the Fund's average daily net assets (the "Maximum Percentage"). The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immedately after such payment, the Fund's "Other Expenses" will not exceed the Maximum Percentage. The obligation of MFS to bear the Fund's other expenses pursuant to this arrangement and the Fund's obligation to pay the reimbursement fees to MFS terminates on February 28, 2002, provided that in no event will MFS receive reimbursement fees from the Fund that exceed the amount of fees borne by MFS on behalf of the Fund.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS
To avoid sending duplicate copies of materials to households, effective September 15, 1998, only one copy of each Fund annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.


9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS: Each shareholder will receive confirmation statements showing the transaction activity in his account. Cancelled checks, if any, will be sent to shareholders monthly. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS: The following options are available to all accounts (except Systematic Withdrawal Plan accounts), and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    o Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified.

    o Dividends in cash; capital gain distributions reinvested in additional shares.

    o  Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the last business day of the month. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent a reasonable time prior to the next business day of the month for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS: For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective Fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of any other MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable
CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the Shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (and, in the case of Class C shares, for shares of MFS Money Market Fund) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares and because of the assessment of the CDSC for certain share redemptions in the case of Class A Shares.


TAX-DEFERRED RETIREMENT PLANS: Except as noted under "Purchases -- Class C Shares" shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans, and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of these tax-deferred retirement plans.


The Fund's SAI, dated September 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to (i) the Fund's investment objective, policies and restrictions, (ii) the Trustees, officers and investment adviser,
(iii) portfolio transactions and brokerage commissions, (iv) the method used to calculate performance quotations, (v) the Fund's Distribution Plan and (vi) various services and privileges offered by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                  APPENDIX A


                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section
III). Some of the following information will not apply to certain Funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement with MFS Fund Distributors, Inc., ("MFD").


I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

    1. DIVIDEND REINVESTMENT

      o  Shares acquired through dividend or capital gain reinvestment; and
      o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2. CERTAIN ACQUISITIONS/LIQUIDATIONS

      o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:

      o Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of America ("Sun Life") or any of their subsidiary companies;
      o Trustees and retired trustees of any investment company for which MFD serves as distributor;
      o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

      o  Employees or registered representatives of dealers;

      o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit- sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and
      o  Institutional Clients of MFS or MFS Institutional Advisors, Inc.
         ("MFSI").

    4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

      o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

      INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

      o  Death or disability of the IRA owner.

      SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

      o  Death, disability or retirement of 401(a) or ESP Plan participant;

      o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

      o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

      o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

      o  Tax-free return of excess 401(a) or ESP Plan contributions;

      o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

      o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

    SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

      o  Death or disability of SRO Plan participant.

  6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

      o To an IRA rollover account from an existing IRA account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

      o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

  7.  LOAN REPAYMENTS

      o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II.  WAIVERS OF CLASS A SALES CHARGES


     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:


     1.  WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS


      o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.


     2.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

      o  Shares acquired by insurance company separate accounts.

     3.  RETIREMENT PLANS

      ADMINISTRATIVE SERVICES ARRANGEMENTS

      o Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

      REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

      o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

      SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
      CIRCUMSTANCES:

      IRA'S

      o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

      o  Tax-free returns of excess IRA contributions.

      401(a) PLANS

      o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

      o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

      ESP PLANS AND SRO PLANS


      o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

    4.  PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)

      o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases Subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

    5.  BANK TRUST DEPARTMENTS AND LAW FIRMS

      o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefits of their trust account clients.

    6.  INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES

      o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES


    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:


    1.  SYSTEMATIC WITHDRAWAL PLAN


      o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

    2.  DEATH OF OWNER

      o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER


      o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).


    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

      IRA'S, 401(a) PLANS,  AND 403(b) PLANS ESP PLANS AND SRO PLANS

      o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

      SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")


      o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;


      o  Death or disability of a SAR-SEP Plan participant

                                  APPENDIX B

                         DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                                   MOODY'S
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


                      STANDARD & POOR'S RATING SERVICES

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                  FITCH IBCA

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                       DUFF & PHELPS CREDIT RATING CO.

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/ or interest payments.

DP: Preferred stock with dividend arrearages.

                       DUFF & PHELPS SHORT-TERM RATINGS

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors

Deloitte & Touche LLP

125 Summer Street
Boston, MA 02110


                                                   MLM-1-9/98/111M  36/236/336

[LOGO] M F S(R)
INVESTMENT MANAGEMENT

MFS(R) LIMITED                                            STATEMENT OF
MATURITY FUND                                             ADDITIONAL INFORMATION


(A Member of the MFS Family of Funds(R))                  September 1, 1998
--------------------------------------------------------------------------------
                                                                          Page
 1.  Definitions .......................................................     2
 2.  Investment Objectives, Policies and Restrictions ..................     2
 3.  Management of the Fund ............................................     7
       Trustees ........................................................     8
       Officers ........................................................     8
       Trustee Compensation Table ......................................     8
       Investment Adviser ..............................................     9
       Administrator ...................................................    10
       Custodian .......................................................    10
       Shareholder Servicing Agent .....................................    10
       Distributor .....................................................    10
 4.  Portfolio Transactions and Brokerage Commissions ..................    11
 5.  Shareholder Services ..............................................    11
       Investment and Withdrawal Programs ..............................    11
       Exchange Privilege ..............................................    13
       Tax-Deferred Retirement Plans ...................................    14
 6.  Tax Status ........................................................    14
 7.  Determination of Net Asset Value and Performance ..................    15
 8.  Distribution Plan .................................................    17
 9.  Description of Shares, Voting Rights and Liabilities ..............    18
10.  Independent Auditors and Financial Statements .....................    19
     Appendix A -- Performance Information .............................   A-1


MFS LIMITED MATURITY FUND
A Series of MFS Series Trust IX
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated September 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Trust"                     -- MFS Series Trust IX, a Massachusetts business
                                  trust. The Trust was known as MFS Fixed Income Trust prior to January 18, 1995, and as Massachusetts Financial Bond Fund prior to January 7, 1992.

   "Fund"                      -- MFS Limited Maturity Fund, a diversified
                                  series of the Trust. The Fund was known as MFS Quality Limited Maturity Fund prior to August 3, 1992.

   "MFS" or the "Adviser"      -- Massachusetts Financial Services Company, a
                                  Delaware corporation.

   "MFD"                       -- MFS Fund Distributors, Inc., a Delaware
                                  corporation.


   "Prospectus"                -- The Prospectus of the Fund, dated September 1,
                                  1998, as amended or supplemented from time to time.


2.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
INVESTMENT OBJECTIVES. The primary investment objective of the Fund is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The secondary objective of the Fund is to protect shareholders' capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

LADDERING: As one way of managing the Fund's exposure to interest rate fluctuations, the Adviser will engage in a portfolio management strategy known as "laddering". Under this strategy, the Fund will allocate a portion of its assets in securities with remaining maturities of less than 1 year, a portion of its assets in securities with remaining maturities of 1 to 2 years, a portion of its assets in securities with remaining maturities of 2 to 3 years, a portion of its assets in securities with remaining maturities of 3 to 4 years and a portion of its assets in securities with remaining maturities of 4 to 5 years. Under normal market conditions, approximately 50% or more of the assets of the Fund will be devoted to this strategy. The Adviser will actively manage securities within each rung of the "ladder". "Laddering" does not require that individual bonds are held to maturity.

The Adviser believes that "laddering" provides additional stability to the Fund's portfolio by allocating the Fund's assets across a range of securities with shorter-term maturities. For example, in periods of rising interest rates and falling bond prices, the bonds with one- and two-year remaining maturities generally lose less of their value than bonds with four- and five-year remaining maturities; conversely, in periods of falling interest rates and corresponding rising bond prices, the principal value of the bonds with four- and five-year remaining maturities generally increase more than the bonds with one- and two-year remaining maturities. Furthermore, with the passage of time, individual bonds held in the Fund's portfolio tend to become less volatile as the time of their remaining maturity decreases. In addition, bonds with four- and five-year remaining maturities generally provide higher income than bonds with one- and two-year remaining maturities.

"Laddering" does not assure profit and does not protect against loss in a declining market.

REPURCHASE AGREEMENTS: As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities"), the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.


The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.


MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-though securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., those whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: As described in the Prospectus, the Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities as discussed in the Prospectus. Investing in dollar-denominated foreign debt securities generally represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

ZERO COUPON BONDS: As described in the Prospectus, fixed income securities in which the Fund may invest also include zero coupon bonds. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

LENDING OF PORTFOLIO SECURITIES: As described in the Prospectus, the Fund may seek to increase its income by lending portfolio securities. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

"WHEN-ISSUED" SECURITIES: As described in the Prospectus, the Fund may purchase debt securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase these securities on such basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

The policies described above and the policies with respect to Futures Contracts, Options on Futures Contracts, portfolio trading and the lending of portfolio securities described below are not fundamental and may be changed without shareholder approval, as may be the Fund's investment objectives.

FUTURES CONTRACTS: The Fund may enter into contracts for hedging purposes for the future delivery of domestic or foreign fixed income securities or contracts based on other financial indices including any index of domestic or foreign fixed income securities, as such contracts become available for trading ("Futures Contracts"). Such transactions may also be used for non-hedging purposes, to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract, on an index of securities, to make or receive a cash settlement. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract on an index of securities, to make or receive a cash settlement. U.S. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Existing contract markets include the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Futures Contracts are traded on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Futures Contracts purchased or sold by the Fund are also traded on foreign exchanges which are not regulated by the CFTC.

At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to a Futures Contract based on fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

A Futures Contract based on an index of securities, such as a municipal bond index Futures Contract, provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically.

Although Futures Contracts call for the actual delivery or acquisition of securities or, in the case of Futures Contracts based on an index, the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund, which holds or intends to acquire fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling fixed income securities. For example, if the Fund owns bonds, and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of bonds, the Fund could take advantage of the anticipated rise in the value of bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. Transactions in Futures Contracts for non-hedging purposes involves greater risks, and could result in losses which are not offset by gains on other portfolio assets.

OPTIONS ON FUTURES CONTRACTS: The Fund intends to purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes and for non-hedging purposes, to the extent permitted by applicable law. An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract (in the case of a call option) or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or (in the case of certain options) on such date. Such Options on Futures Contracts will be traded on U.S. contract markets regulated by the CFTC as well as on foreign exchanges. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying debt securities. As with the purchase of Futures Contracts, when the Fund is not fully invested it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.


The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives, less related transaction costs. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. The writer of an Option on a Futures Contract is subject to the requirement of initial and variation margin payments. The Fund will cover the writing of call Options on Futures Contracts through purchases of the underlying Futures Contract or through ownership of the security, or securities included in the index, underlying the Futures Contract. The Fund may also cover the writing of call Options on Futures Contracts through the purchase of such Options, provided that the exercise price of the call purchased (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover the writing of put Options on Futures Contracts through sales of the underlying Futures Contract or through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract. The Fund may also cover the writing of put Options on Futures Contracts through the purchase of such Options, provided that the exercise price of the put purchased is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. In addition, the Fund may cover put and call Options on Futures Contracts in accordance with the requirements of the exchange on which the option is traded and applicable laws and regulations.


The Fund may also purchase straddles on Options on Futures Contracts in order to protect against risk of loss arising as a result of anticipated changes in volatility in the interest rate or fixed income markets. Under such circumstances, if the anticipated changes in volatility in the market do not occur, the Fund could be required to forfeit one or both of the premiums paid for the Options.

The purchase of a put Option on a Futures Contract is similar in some respects to the purchase of protective put options on portfolio securities. The Fund will purchase a put Option on a Futures Contract to hedge the Fund's portfolio against the risk of rising interest rates.

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the Option plus related transaction costs, although in order to realize a profit it may be necessary to exercise the Option and close out the underlying Futures Contract. In addition to the correlation risks discussed above, the purchase of an Option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

ADDITIONAL RISKS OF INVESTING IN FUTURES CONTRACTS AND OPTIONS ON FUTURES
CONTRACTS: Various additional risks exist with respect to the trading of Futures Contracts and Options on Futures Contracts. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted because of various factors, which are set forth under "Futures Contracts" above. When the Fund purchases or sells Futures Contracts based on an index of securities, the securities comprising such index will not be the same as the portfolio securities being hedged, thereby creating a risk that changes in the value of the index will not correlate with changes in the value of such portfolio securities.

The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

In addition, Futures Contracts and Options on Futures Contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(i) other complex foreign, political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occuring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

PORTFOLIO TRADING: As described in the Prospectus, the Fund intends to engage in portfolio trading rather than holding portfolio securities to maturity. Such trading may involve the selling of securities held for a short time, ranging from several months to less than a day and may be limited by tax restrictions.


In trading portfolio securities, the Fund may use the following strategies:

    (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

    (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

    (3) changing the average coupon of its portfolio when yield disparities reflect a change in investment value among securities trading at differing levels of premiums or discounts;

    (4) selling one type of debt security (e.g., industrial bonds) and buying another (e.g., utility bonds) when disparities arise in the relative values of each; and

    (5) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

These strategies may result in minor temporary increases or decreases in the Fund's current income available for distribution to its shareholders, and in its holding debt securities which sell at moderate to substantial premiums or discounts from face value. If the Fund's expectations of changes in interest rates or the Fund's evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value and potential capital gain may be reduced or its potential capital loss may be increased.


Except for Investment Restriction (1) below and the Fund's non-fundamental restriction regarding investing in illiquid securities, the Fund's limitations, policies and rating restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if the holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).

The Fund may not:

    (1) borrow money in an amount in excess of 33 1/3% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objectives, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry;

    (4) purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), or mineral leases, commodities or commodity contracts (except options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts (including options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies) acquired as a result of the ownership of securities. The Fund will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies);

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities in accordance with its investment objectives and policies, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;

    (6) invest for the purpose of exercising control or management;

    (7) purchase any securities or evidences of interest therein on margin, except to make deposits on margin in connection with options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies, and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

    (8) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or

    (9) purchase or sell any put or call option or any combination thereof, provided, that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign currencies.

As a non-fundamental policy, the Fund will not invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unaudited securities where no market exists), unless the Board of Trustees has determined that such securities are liquid based on trading markets for the specific security, if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities.

STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy of the Fund, the Fund will not: (a) invest more than 5% of the Fund's total assets at the time of investment in unsecured obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience; (b) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; (c) purchase securities issued by any other registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause (i) more than 5% of the Fund's total assets (taken at market value) to be invested in the securities of any one issuer or (ii) more than 10% of the Fund's total assets (taken at market value) to be invested in the securities of such issuers or (iii) more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and, provided further, that the Fund shall not purchase securities issued by any open-end investment company; (iv) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or Director of the Adviser if, after the purchase of the securities of such issuer by the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both.

In addition, as a non-fundamental policy, repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Furthermore, purchases of warrants will not exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchange.


In addition, the Fund may not invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

As a "diversified" investment portfolio under the Investment Company Act of 1940 (the "1940 Act"), the Fund will maintain at least 75% of its assets in
(i) cash, (ii) cash items, (iii) U.S. Government Securities and (iv) other securities, limited per issuer to blocks of less than 5% of the Fund's total assets.


The investment policies described under "State and Federal Restrictions" are not fundamental and may not be changed without shareholder approval.

3.  MANAGEMENT OF THE FUND
The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman, Trustee and
  Chief Executive Officer
Address: 9 Riverside Road, Weston, Massachusetts


LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November
  1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge,
  Massachusetts


CHARLES W. SCHMIDT (born 3/18/28)
Private Investor; International Technology Corporation Director; Mohawk Paper
  Company, Director
Address: 30 Colpitts Road, Weston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President,
  Secretary and Director


JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, Chairman and Chief Executive Officer


ELAINE R. SMITH (born 4/25/46)
Independent Consultant; Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (prior to September 1992)
Address: Weston, Massachusetts


DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman and Director;
  Eastern Enterprises, Trustee
Address: 10 Post Office Square, Suite 300, Boston, Massachusetts


OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

ELLEN M. MOYNIHAN*, Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996).

MARK E. BRADLEY*, Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994).

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel


GEOFFREY L. KURINSKY,* Vice President (born 7/7/53)
Massachusetts Financial Services Company, Senior Vice President


----------
* "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts.


Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,000 per year plus $65 per meeting and $50 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLE

                                                                                             TOTAL TRUSTEES
                                                                                               FEES FROM
                                                 RETIREMENT BENEFIT        ESTIMATED            FUND AND
                               TRUSTEES FEE      ACCRUED AS PART OF      CREDITED YEARS           FUND
          TRUSTEE              FROM FUND(1)      FUND'S EXPENSES(1)      OF SERVICE(2)         COMPLEX(3)
---------------------------  ----------------  ----------------------  ------------------  ------------------
Richard B. Bailey .........       $1,945                $570                    8               $242,022
Peter G. Harwood ..........        2,160                 423                    5                121,105
J. Atwood Ives ............        1,880                 575                   17                108,720
Lawrence T. Perera .               1,995                 612                   16                127,055
William Poorvu ............        2,160                 628                   16                121,105
Charles W. Schmidt .               2,095                 625                    9                121,105
Arnold D. Scott ...........       --0--                --0--                  N/A                --0--
Jeffrey L. Shames .........       --0--                --0--                  N/A                --0--
Elaine R. Smith ...........        2,145                 535                   26                132,035
David B. Stone ............        2,260                 660                    9                127,055

------------
(1) For fiscal year ended April 30, 1998.
(2) Based on normal retirement age of 73. See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.
(3) For calendar year 1997. All Trustees receiving compensation served as Trustees of 27 funds within the MFS
    Fund complex (having aggregate net assets at December 31, 1997, of approximately $28.9 billion) except
    Mr. Bailey, who served as Trustee of 69 funds within the MFS Fund complex (having aggregate net assets at
    December 31, 1997, of approximately $47.8 billion).


         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)


                                         YEARS OF SERVICE
      AVERAGE       ----------------------------------------------------------
    TRUSTEE FEES          3             5             7          10 OR MORE
------------------------------------------------------------------------------
       $1,692            $254          $423          $592          $  846
        1,851             278           463           648             925
        2,010             301           502           703           1,005
        2,168             325           542           759           1,084
        2,327             349           582           815           1,164
        2,486             373           622           870           1,243

(4) Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.


As of July 31, 1998, all Trustees and officers as a group owned less than 1% of the Fund's shares outstanding, not including 296,042 shares (which represent approximately 1.2% of the outstanding shares of the Fund) owned of record by certain employee benefit plans of MFS of which Messrs. Scott and Shames are Trustees.

As of July 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., FBO its Customers, Attention: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 was the owner of approximately 14.77%, 15.19% and 7.45% of Class A, B, and C Shares of the Fund, respectively. As of July 31, 1998, US Clearing Corp., FBO 862-10016-12, 26 Broadway, New York, New York 10004-1798 was the owner of approximately 7.21% of Class C Shares of the Fund. As of July 31, 1998, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 was the record owner of approximately 100% of the outstanding Class I Shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life.

The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated January 8, 1992 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed and paid monthly, at the rate of 0.40% per annum of the Fund's average daily net assets.

For the Fund's fiscal year ended April 30, 1998, MFS received fees under the Advisory Agreement of $628,100 (equivalent on an annualized basis to 0.40% of average net assets).


For the Fund's fiscal year ended April 30, 1997, the Fund incurred fees under the Advisory Agreement of $573,843 (equivalent on an annualized basis to 0.40% of average net assets).

For the Fund's fiscal year ended April 30, 1996, the Fund received fees under the Advisory Agreement of $489,030 (equivalent on an annualized basis to 0.40% of average net assets).


The Fund pays all of the Fund's expenses (other than those assumed by the Adviser or MFD) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. MFS has agreed to pay the foregoing expenses of the Fund (except for the fees paid under the Advisory Agreement and the Distribution Plans) subject to reimbursement by the Fund as described in the Prospectus. For a list of expenses, including the compensation paid to the Trustees who are not officers of Adviser, for the fiscal year ended April 30, 1998, see "Statement of Operations" in the Annual Report to the Fund's shareholders.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting the Fund's portfolio transactions.

The Advisory Agreement will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS." The Advisory Agreement further provides that MFS may render services to others. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the periods ended April 30, 1997 and 1998, MFS received $3,750 and $22,192, respectively, under the Agreement.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved as in the best interest of the Fund and its shareholders custodial arrangements with The Chase Manhattan Bank for securities of the Fund held outside the United States.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated December 2, 1985, as amended (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend disbursing agent functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a distribution agreement, dated as of January 1, 1995 (the "Distribution Agreement").

CLASS A SHARES: MFD acts as agent in selling Class A Shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees for the benefit of such persons, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below. A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below.


Class A shares of the Fund may be sold at their net asset value to certain persons and in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 2 1/4% and MFD retains approximately 1/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B, CLASS C AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended April 30, 1998, MFD received sales charges of $45,875 and dealers received sales charges of $378,277 (as their concession on gross sales charges of $424,152) for selling Class A shares of the Fund; the Fund received $30,264,814 representing the aggregate net asset value of such shares.


During the Fund's fiscal year ended April 30, 1997, MFD received sales charges of $57,812 and dealers received sales charges of $511,340 (as their concession on gross sales charges of $569,152) for selling Class A shares of the Fund; the Fund received $56,979,645 representing the aggregate net asset value of such shares.

During the Fund's fiscal year ended April 30, 1996, MFD received sales charges of $40,392 and dealers received sales charges of $361,224 (as their concession on gross sales charges of $401,616) for selling Class A shares of the Fund; the Fund received $41,285,343 representing the aggregate net asset value of such shares.


For the fiscal years ended April 30, 1996, 1997 and 1998, the contingent deferred sales charge ("CDSC") imposed on the redemption of Class A shares was $412, $19,436, and $9,603, respectively. For the fiscal years ended April 30, 1996, 1997 and 1998, the contingent deferred sales charge ("CDSC") imposed on redemptions of Class B shares was $43,291 $60,596, and $92,222, respectively. For the fiscal years ended 1996, 1997 and 1998, the CDSC imposed on redemption of Class C shares was $-0-, $13,740, and $21,936, respectively.

The Distribution Agreement will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by its Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and the broker-dealers through which it seeks this result. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market-makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts and Options on Futures Contracts. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no recapture arrangements are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of of the NASD and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


For the fiscal year ended April 30, 1998, the Fund did not acquire or sell securities issued by regular broker-dealers of the Fund.


5.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity purchases. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 2.25% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of such fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any contingent deferred sales charge ("CDSC"). Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Such payments under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; (iii) to the extent necessary, the earliest "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group: (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar group; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds under the Automatic Exchange Plan, a dollar cost averaging program (if available for sale). The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing --signed by the record owner(s) exactly as shares of the Fund are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Transfer Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exhanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds invested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, such CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. Any gain or loss on the redemption of the shares exchanged is reportable in the shareholders federal income tax return, unless such shares were held in a tax-deferred retirement plan.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to except their units (exchange units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisors to be sure that this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers, plans and/or custody agreements, the following:

  Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

  Simplified Employee Pension (SEP-IRA) Plans;


  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents and forms other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.


6.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains, are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to the shareholders. Any investment in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


An Investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.


The Fund's transactions in options and Futures Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options and Futures Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses.


Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the U.S. or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdiction. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes. Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.


7.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE
NET ASSET VALUE -- The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on such Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of that class outstanding. If acquired, preferred stocks, common stocks and warrants will be valued at the last sale price on an exchange on which they are primarily traded or at the last quoted bid price for unlisted securities. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, because such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Positions in listed options, Futures Contracts and Options on Futures Contracts will normally be valued at the settlement price on the exchange on which they are primarily traded. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price), to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the current maximum sales charge (currently 2.50%) and/or
(iii) total rates of return which represent aggregate performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."


PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares, and cover the period from February 26, 1992 to December 31, 1997. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, including any yield or total rate of return quotations provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value as well as account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class over a 30-day period. The yield for a class is calculated by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by that class during the period, minus accrued expenses for the period by (ii) the average number of shares of that class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations for Class A shares assume a maximum sales charge of 2.50%. The yield calculation for Class B and Class C shares assumes no CDSC is paid. Yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 2.50%. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including, but not limited to, the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford
C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


MFS FIRSTS: MFS has a long history of innovations.


       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non- qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


       -- 1993 -- MFS becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES:
With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES:
The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended April 30, 1998, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASS OF SHARES                      BY FUND        BY MFD       BY DEALERS
---------------                   -------------  -------------  --------------
Class A Shares                      $142,807       $ 26,500       $116,307
Class B Shares                      $374,751       $300,597       $ 74,154
Class C Shares                      $209,344       $  1,421       $207,923

GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and two other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify the shares of the Fund into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Trust's three series, Class A shares, Class B shares and Class C shares as well as Class I shares for this Fund and one of the Trust's other series. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, the shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Trust's independent auditors providing audit services, tax preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at April 30, 1998, the Statement of Assets and Liabilities at April 30, 1998, the Statement of Operations for the year ended April 30, 1998, the Statement of Changes in Net Assets for the two years ended April 30, 1998, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                                  PERFORMANCE RESULTS -- CLASS A SHARES


                                       VALUE OF             VALUE OF            VALUE OF
                                    INITIAL $10,000       CAPITAL GAIN         REINVESTED           TOTAL
         YEAR ENDED                   INVESTMENT          DISTRIBUTIONS         DIVIDENDS           VALUE
         ----------                   ----------          -------------         ---------           -----
      December 31, 1992*                $9,826                 $2                $  549            $10,377
      December 31, 1993                  9,826                  2                 1,213             11,041
      December 31, 1994                  9,266                  2                 1,798             11,066
      December 31, 1995                  9,666                  2                 2,686             12,354
      December 31, 1996                  9,453                  2                 3,503             12,958
      December 31, 1997                  9,319                  2                 4,331             13,654

* For the period from the commencement of investment operations, February 26, 1992, to December 31, 1992.

Explanatory Notes: The results assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS


All performance quotations are as of April 30, 1998.

                                                                                          ACTUAL
                                                                                          30-DAY     30-DAY
                                                 AVERAGE ANNUAL TOTAL RETURNS*             YIELD      YIELD
                                                                                       (INCLUDING   (WITHOUT        CURRENT
                                                                                           ANY         ANY        DISTRIBUTION
                                             1 YEAR         5 YEAR      LIFE OF FUND     WAIVERS)    WAIVERS)         RATE
                                             ------         ------      ------------     --------    --------         ----
Class A Shares with sales charge ........     3.32%          4.85%          5.54%(1)        N/A       6.28%          6.37%
Class A Shares without sales charge .....     5.97%          5.38%          5.97%(1)        N/A        N/A            N/A
Class B Shares with CDSC ................     1.02%          4.19%(2)       5.31%(2)        N/A        N/A            N/A
Class B Shares without CDSC .............     4.98%          4.53%(2)       5.31%(2)        N/A       5.49%          5.69%
Class C Shares with CDSC ................     3.95%          4.68%(3)       5.40%(3)        N/A        N/A            N/A
Class C Shares without CDSC .............     4.94%          4.68%(3)       5.40%(3)        N/A       5.46%          5.67%
Class I Shares ..........................     5.98%          5.39%(4)       5.99%(4)        N/A       6.44%          6.68%(4)

(1) From the initial public offering date of the Fund on February 26, 1992.
(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class
    B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class
    B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC
    (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses
    (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class
    C shares on July 1, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC
    (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses
    (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(4) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the inception of
    Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for
    Class I shares.
  * Total rate of return figures would have been lower if an expense limitation was not in place.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110


MFS(R) LIMITED
MATURITY FUND

500 BOYLSTON STREET
BOSTON, MA 02116



[LOGO] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                                                      MLM-13-9/98/.5M 36/236/336

MFS(R) MUNICIPAL LIMITED MATURITY FUND
SEPTEMBER 1, 1998


                                                                    PROSPECTUS

                                         CLASS A SHARES OF BENEFICIAL INTEREST
                                         CLASS B SHARES OF BENEFICIAL INTEREST
                                         CLASS C SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------


MFS Municipal Limited Maturity Fund (the "Fund") is a diversified series of MFS(R) Series Trust IX (the "Trust"), an open-end investment company presently consisting of three series. The investment objective of the Fund is to provide as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing while seeking protection of shareholders' capital. See "Investment Objective and Policies" below. The minimum initial investment generally is $1,000 per account. See "Information Concerning Shares of the Fund -- Purchases" below.


The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated September 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference.

See page 38 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site at http://www.sec.gov that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS
                                                            Page


1. Expense Summary .....................................       3
2. Condensed Financial Information .....................       5
3. The Fund ............................................       8
4. Investment Objective and Policies ...................       9
5. Certain Securities and Investment Techniques ........      10
6. Additional Risk Factors .............................      13
7. Management of the Fund ..............................      14
8. Information Concerning Shares of the Fund ...........      16
      Purchases ........................................      16
      Exchanges ........................................      24
      Redemptions and Repurchases ......................      25
      Distribution Plan ................................      29
      Distributions ....................................      31
      Tax Status .......................................      32
      Net Asset Value ..................................      33
      Description of Shares, Voting Rights and
        Liabilities ....................................      33
      Performance Information ..........................      34
      Expenses .........................................      35
      Provision of Annual and Semiannual Reports .......      35
9. Shareholder Services ................................      36
   Appendix A -- Waivers of Sales Charges ..............     A-1
   Appendix B -- Tax Equivalent Yield Table ............     B-1
   Appendix C -- Description of Municipal Bonds and
     Ratings ...........................................     C-1

1.  EXPENSE SUMMARY

                                                  CLASS A     CLASS B  CLASS C
                                                  -------     -------  -------
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Initial Sales Charge Imposed on
      Purchases of Shares (as a percentage of
      offering price) .........................    2.50%       None     None
    Maximum Contingent Deferred Sales Charge
      (as a percentage of original purchase
      price or redemption proceeds, as
      applicable) ............................. See Below(2)   4.00%    1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees (after expense limitation)(1)  0.30%       0.30%    0.30%
    Rule 12b-1 Fees ...........................    0.15%(3)    0.92%(4) 1.00%(4)
    Other Expenses (after expense
      limitation)(5)(6) .......................    0.40%       0.40%    0.40%
                                                   ----        ----     ----
    Total Operating Expenses (after expense
      limitations)(5)(6) ......................    0.85%       1.62%    1.70%

------------
(1) Effective July 1, 1997, the Adviser has reduced its advisory fee to 0.30% per annum of the Fund's average daily net assets. This temporary fee reduction may be rescinded by the Adviser, without notice to shareholders, with the consent of the Fund's Board of Trustees. Absent this reduction, management fees would have been 0.40%.


(2) Purchases of $1 million or more and certain retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases made in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).

(3) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. A portion of the Class A service fee, equal to 0.15% of the average daily net assets of the Fund attributable to Class A shares, is currently being paid by the Fund; payment of the remaining portion of the Class A service fee, equal to 0.10% per annum, will become payable on such date as the Trustees of the Trust may determine. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(4) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Class B shares and Class C shares, respectively. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares together with the CDSC payable upon redemption of Class B or Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(5) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.40% per annum of the Fund's average daily net assets during the current fiscal year. Otherwise, "Other Expenses" for the Fund would be 0.45%, 0.45% and 0.45% per annum for Class A, B and C shares, respectively. Absent the fee reduction and expense reimbursement arrangements described above, "Total Operating Expenses" would have been 1.00%, 1.77% and 1.85% per annum for Class A, B and C shares, respectively. See "Information Concerning Shares of the Fund -- Expenses."


(6) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES
An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                             CLASS A       CLASS B           CLASS C
------                            --------     ---------         ---------
                                                      (1)               (1)
 1 year ..........................  $  9      $ 56    $ 16      $ 27    $ 17
 3 years .........................    27        81      51        54      54
 5 years .........................    47       108      88        92      92
10 years .........................   105       171(2)  171(2)    201     201


------------
(1) Assumes no redemption

(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases";
(iii) management fees -- "Management of the Fund", and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders, which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority, as experts in accounting and auditing. The Fund's independent auditors are Deloitte &
Touche LLP.

                                                    FINANCIAL HIGHLIGHTS
                                                                             YEAR ENDED APRIL 30,
                                                        ----------------------------------------------------------------
                                                            1998              1997              1996              1995
                                                        ----------------------------------------------------------------
                                                                                    CLASS A
                                                        ----------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 7.50            $ 7.53            $ 7.45            $ 7.47
                                                            ------            ------            ------            ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.30            $ 0.29            $ 0.30            $ 0.28
  Net realized and unrealized gain (loss) on
    investments                                               0.07             (0.03)             0.08             (0.02)
                                                            ------            ------            ------            ------
    Total from investment operations                        $ 0.37            $ 0.26            $ 0.38            $ 0.26
                                                            ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                $(0.30)           $(0.29)           $(0.30)           $(0.28)
  In excess of net investment income(++)                      --                --                --               (0.00)
                                                            ------            ------            ------            ------
    Total distributions declared to shareholders            $(0.30)           $(0.29)           $(0.30)           $(0.28)
                                                            ------            ------            ------            ------
Net asset value - end of period                             $ 7.57            $ 7.50            $ 7.53            $ 7.45
                                                            ------            ------            ------            ------
Total return(+)                                              5.02%             3.51%             5.11%             3.55%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses                                                   0.87%             0.95%             0.95%             0.95%
  Net investment income                                      3.97%             3.86%             4.00%             3.74%
PORTFOLIO TURNOVER                                             51%               78%               43%               50%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $37,595           $40,953           $50,387           $64,329
   # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended April 30, 1995, the per share distributions in excess of the net investment income were $0.002.
 (S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its management fee and the distributor did not impose a portion of its service fee. If these fees had been incurred by the Fund, and if other expenses had not been limited to 0.40%, the net investment income per share and the ratios would have been:

       Net investment income                                $ 0.30            $ 0.29            $ 0.30            $ 0.28
       Ratios (to average net assets):
         Expenses##                                          1.01%             1.02%             0.99%             0.95%
         Net investment income                               3.85%             3.79%             3.96%             3.74%


                                        FINANCIAL HIGHLIGHTS -- CONTINUED

                                                               EIGHT MONTHS                YEAR ENDED
                                                                      ENDED                AUGUST 31,
                                                                  APRIL 30,        ----------------------------
                                                                       1994           1993             1992*
                                                                 ----------------------------------------------
                                                                                    CLASS A
                                                                 ----------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                                $ 7.72            $ 7.43            $ 7.31
                                                                     ------            ------            ------
Income from investment operations -
  Net investment income(S)                                           $ 0.19            $ 0.31            $ 0.15
  Net realized and unrealized gain (loss) on investments              (0.22)             0.30              0.12
                                                                     ------            ------            ------
    Total from investment operations                                 $(0.03)           $ 0.61            $ 0.27
                                                                     ------            ------            ------
Less distributions declared to shareholders -
  From net investment income(+++)                                    $(0.19)           $(0.31)           $(0.15)
  From net realized gain on investments                                --               (0.01)             --
  In excess of net investment income(++)                              (0.00)             --                --
  In excess of net realized gain on investments                       (0.03)             --                --
                                                                     ------            ------            ------
    Total distributions declared to shareholders                     $(0.22)           $(0.32)           $(0.15)
                                                                     ------            ------            ------
Net asset value - end of period                                      $ 7.47            $ 7.72            $ 7.43
                                                                     ------            ------            ------
Total return(+)                                                     (0.59)%+            8.47%             8.26%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses                                                            0.89%+            0.68%             0.55%+
  Net investment income                                               3.72%+            4.04%             4.25%+
PORTFOLIO TURNOVER                                                      48%               69%                8%
NET ASSETS AT END OF PERIOD (000 OMITTED)                           $83,367           $87,192           $21,312
    * For the period from the commencement of the Fund's investment operations, March 17, 1992, through August
      31, 1992.
    + Annualized.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (++) For the eight months ended April 30, 1994, the per share distributions in excess of the net investment income were $0.002.
(+++) For the year ended August 31, 1992, the per share distributions from net investment income includes a per share distribution from paid-in capital of $0.0007.
  (S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its management fee and the distributor did not impose a portion of its service fee. If these fees had been incurred by the Fund, and if other expenses had not been limited to 0.40%, the net investment income per share and the ratios would have been:
       Net investment income                                         $ 0.18            $ 0.28            $ 0.13
       Ratios (to average net assets):
         Expenses                                                     1.12%+            1.16%             1.16%+
         Net investment income                                        3.49%+            3.57%             3.64%+


                                               FINANCIAL HIGHLIGHTS -- CONTINUED

                                                                            YEAR ENDED APRIL 30,
                                                -----------------------------------------------------------------------------
                                                     1998              1997              1996            1995           1994**
                                                -----------------------------------------------------------------------------
                                                                                  CLASS B
                                                ----------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period               $ 7.49            $ 7.52           $ 7.44          $ 7.46          $ 7.75
                                                    ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income(S)                          $ 0.24            $ 0.23           $ 0.25          $ 0.21          $ 0.14
  Net realized and unrealized gain (loss) on
    investments                                       0.07             (0.03)            0.07           (0.02)          (0.26)
                                                    ------            ------           ------          ------          ------
    Total from investment operations                $ 0.31            $ 0.20           $ 0.32          $ 0.19          $(0.12)
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.24)           $(0.23)          $(0.24)         $(0.21)         $(0.13)
  In excess of net investment income(++)               --                --               --            (0.00)          (0.01)
  In excess of net realized gain on
    investments                                        --                --               --              --            (0.03)
                                                    ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                  $(0.24)           $(0.23)          $(0.24)         $(0.21)         $(0.17)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $ 7.56            $ 7.49           $ 7.52          $ 7.44          $ 7.46
                                                    ------            ------           ------          ------          ------
Total return                                         4.22%             2.71%            4.34%           2.67%         (2.37)%+
RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA(S):
  Expenses                                           1.64%             1.73%            1.70%           1.80%           1.74%+
  Net investment income                              3.20%             3.08%            3.25%           2.88%           2.79%+
PORTFOLIO TURNOVER                                     51%               78%              43%             50%             48%
NET ASSETS AT END OF PERIOD (000 OMITTED)           $7,618            $6,503           $7,749          $7,792          $7,415
  ** For the period from the inception of Class B, September 7, 1993, through April 30, 1994.
   + Annualized.
   # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the year ended April 30, 1995, the per share distributions in excess of the net investment income were $0.001.
(S)  Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its management fee and the distributor did not impose a portion of its service fee. If these fees had been incurred by the Fund, and if other expenses had not been limited to 0.40%, the net investment income per share and the ratios would have been:
       Net investment income                        $ 0.24            $ 0.23           $ 0.25          $ 0.21          $ 0.12
       Ratios (to average net assets):
         Expenses##                                  1.78%             1.80%            1.74%           1.80%           2.05%+
         Net investment income                       3.08%             3.01%            3.21%           2.88%           2.48%+

                                            FINANCIAL HIGHLIGHTS -- CONTINUED

                                                                             YEAR ENDED APRIL 30,
                                                        ----------------------------------------------------------------
                                                            1998              1997              1996             1995***
                                                        ----------------------------------------------------------------
                                                                                    CLASS C
                                                        ---------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 7.50            $ 7.53            $ 7.45            $ 7.45
                                                             -----             -----             -----             -----
Income from investment operations# -
  Net investment income(S)                                  $ 0.23            $ 0.23            $ 0.23            $ 0.21
  Net realized and unrealized gain (loss) on
    investments                                               0.08             (0.03)             0.08             (0.02)
                                                             -----             -----             -----             -----
    Total from investment operations                        $ 0.31            $ 0.20            $ 0.31            $ 0.19
                                                             -----             -----             -----             -----
Less distributions declared to shareholders -
  From net investment income                                $(0.24)           $(0.23)           $(0.23)           $(0.19)
  In excess of net investment income(++)                      --                --                --               (0.00)
                                                             -----             -----             -----             -----
    Total distributions declared to shareholders            $(0.24)           $(0.23)           $(0.23)           $(0.19)
                                                             -----             -----             -----             -----
Net asset value - end of period                             $ 7.57            $ 7.50            $ 7.53            $ 7.45
                                                             -----             -----             -----             -----
Total return                                                 4.13%             2.64%             4.23%             2.53%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses                                                   1.72%             1.80%             1.80%             1.79%+
  Net investment income                                      3.11%             3.03%             3.16%             2.77%+
PORTFOLIO TURNOVER                                             51%               78%               43%               50%
NET ASSETS AT END OF PERIOD (000 OMITTED)                   $3,250            $3,297            $3,013            $1,934
 *** For the period from the inception of Class C, July 1, 1994, through April 30, 1995.
   + Annualized.
   # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) For the period ended April 30, 1995, the per share distributions in excess of the net investment income were
     $0.001.
 (S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its management fee and the distributor did not impose a portion of its service fee. If these fees had been incurred by the Fund, and if other expenses had not been limited to 0.40%, the net investment income per share and the ratios would have been:
       Net investment income                                $ 0.23            $ 0.22            $ 0.23            $ 0.21
       Ratios (to average net assets):
         Expenses##                                          1.86%             1.87%             1.84%             1.79%+
         Net investment income                               2.99%             2.96%             3.12%             2.77%+


3.  THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1985. The Trust presently consists of three series, each of which represents a portfolio with separate investment policies. Shares of the Fund are continuously sold to the public and the Fund uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 2.50% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but subject to an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund.

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Fund. A majority of the Trustees of the Trust are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE: The Fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing and protection of shareholders' capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective and policies are not fundamental and may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

INVESTMENT POLICIES: The Fund's policy, under normal conditions, is to invest substantially all (i.e., at least 80%) of its assets in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds" or "tax-exempt securities"). The interest income on certain of these obligations may be subject to an alternative minimum tax, which is considered to be tax-exempt for purposes of the 80% test described above. As a defensive measure during times of adverse market conditions, up to 50% of the Fund's assets may be temporarily invested in short-term investments described in items 3 and 4 below.

Substantially all of the Fund's total assets will be invested in:


    (1) Tax-exempt securities which are rated AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA ("Fitch") or by Duff & Phelps Credit Rating Co. ("Duff & Phelps"), or are rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") (and comparable unrated securities);


    (2) Notes of issuers having an issue of outstanding Municipal Bonds rated AAA, AA, A or BBB by S&P, Fitch or by Duff & Phelps, or Aaa, Aa, A or Baa by Moody's (or issues of comparable quality) or which are guaranteed by the U.S. Government;


    (3) Obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities; and


    (4) Commercial paper, obligations of banks (including certificates of deposit and bankers' acceptances) with $1 billion or more of assets, and cash.

Under normal market conditions, the dollar weighted average maturity of the Fund's portfolio will not exceed 5 years and substantially all of the securities held by the Fund will have remaining maturities of 10 years or less.

Interest income from the short-term investments described in items 3 and 4 above will be taxable to shareholders as ordinary income. For a comparison of yields on Municipal Bonds and taxable securities, see the Taxable Equivalent Yield Table in Appendix B to this Prospectus. For a general discussion of Municipal Bonds and descriptions of short-term investments permitted as investments and the ratings of S&P, Fitch, Duff & Phelps and Moody's for Municipal Bonds, see Appendix C to this Prospectus.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds. For the effect of current federal tax law on this exemption, see the "Tax Status" section of this Prospectus.


5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following securities transactions and investment techniques, many of which are described more fully in the SAI. See "Investment Objective, Policies and Restrictions" in the SAI.


"WHEN-ISSUED" OR "FORWARD DELIVERY" SECURITIES: Some tax-exempt securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, often beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received and does not start earning interest on them until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.

ZERO COUPON BONDS: Municipal Bonds in which the Fund may invest also include zero coupon bonds. Zero coupon bonds are debt obligations which are issued at a significant discount from face value and do not require the periodic payment of interest. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


OPTIONS: The Fund may write (sell) "covered" put and call options on fixed income securities. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options written by the Fund give the holder the right to sell the underlying securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by the Fund, for example, when it owns the underlying securities, and put options are "covered" by the Fund, for example, when it has established a segregated account of liquid assets which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions.

The Fund may also purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security changes sufficiently to result in exercise, the option may expire without value to the Fund.

In addition, the Fund may purchase warrants on fixed income securities. A warrant on a fixed income security is a long-dated (i.e., long term) call option conveying to the holder of the warrant the right, but not the obligation, to purchase a fixed income security of a specific description (from the issuer) on a certain date or dates (the exercise date) at a fixed exercise price.

The Fund intends to write and purchase options on securities primarily for hedging purposes and also in an effort to increase current income. Options on securities, including warrants, that are written or purchased by the Fund will be traded on U.S. securities exchanges and in the over-the-counter market.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of or interest on the instrument.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and sell futures contracts on fixed income securities or indices of such securities, including Municipal Bond indices and any other indices of fixed income securities which may become available for trading ("Futures Contracts"). The Fund may also purchase and write options on such Futures Contracts ("Options on Futures Contracts"). These instruments will be used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the hedging transactions and may realize a loss. Such investments may also be used for non-hedging purposes, to the extent permitted by applicable law.


ADDITIONAL POLICIES ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

Futures Contracts and Options on Futures Contracts that are entered into by the Fund will be traded on U.S. commodities exchanges.


6.  ADDITIONAL RISK FACTORS
The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Objectives, Policies and Restrictions" in the SAI.

FIXED INCOME SECURITIES: The net asset value of the shares of an open-end investment company such as the Fund, which invests primarily in fixed income tax-exempt securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the market value of the portfolio can be expected to rise. Conversely, when interest rates rise, the market value of the portfolio can be expected to decline.

SECURITIES RATED BBB/Baa: As noted above, the Fund may invest in tax-exempt securities rated Baa by Moody's or BBB by S&P or Fitch (and comparable unrated securities). These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade tax-exempt securities. If a security purchased by the Fund is subsequently downgraded to below BBB by S&P or Fitch or Baa by Moody's or comparable standards for unrated securities, the security will be sold only if the Adviser believes it is advantageous to do so.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Although the Fund will enter into certain transactions in Futures Contracts and Options on Futures Contracts for hedging purposes, such transactions nevertheless involve risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such investments for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Transactions in options may be entered into on U.S. exchanges regulated by the SEC and in the over-the-counter market, while Futures Contracts and Options on Futures Contracts may be entered into on U.S. commodities exchanges regulated by the CFTC. Over-the-counter transactions involve certain risks which may not be present in exchange-traded transactions.

Gains recognized from options and futures transactions engaged in by the Fund are taxable income to shareholders upon distributions.

PORTFOLIO TRADING: The Fund intends to engage in buying and selling securities, as well as holding securities to maturity. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Fund in buying and selling portfolio securities, see the SAI.

The primary consideration in placing portfolio security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets).

                             --------------------


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated (see "Investment Restrictions" in the SAI). Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER: The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. John P. Kihn is the portfolio manager of the Fund. Mr. Kihn, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since October, 1997. From 1996 to 1997, he worked as a Senior Quantitative Analyst and Vice President of Putnam Investment Management, Inc.; from 1992 to 1996, he attended the London School of Economics where he was awarded a doctorate in Finance; and from 1994 to 1995, he was an associate portfolio manager with Colonial Management Associates, Inc. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly at the rate of 0.40% per annum of the Fund's average daily net assets. For the fiscal year ended April 30, 1998, MFS received management fees under the Advisory Agreement of $194,231, equivalent to 0.40% of the Fund's average daily net assets (before a reduction of $40,574). Effective July 1, 1997 the Adviser has reduced its right to receive the fee set forth in the Advisory Agreement to a maximum of 0.30% of the average daily net assets of the Fund. This temporary reduction may be rescinded without notice to shareholders by the Adviser with the consent of the Fund's Board of Trustees.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), to MFS Municipal Income Trust, MFS Government Markets Income Trust, MFS Multimarket Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $87.8 billion on behalf of approximately 3.3 million accounts as of July 31, 1998. As of such date, the MFS organization managed approximately $60.8 billion of assets in equity portfolios and approximately $20.5 billion of assets invested in fixed income portfolios. Approximately $4.9 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are Jeffrey L. Shames, John W. Ballen, Arnold D. Scott, Kevin R. Parke, Thomas J. Cashman, Joseph Dello Russo, William W. Scott, John D. McNeil and Donald A. Stewart. Mr. Shames is the Chairman and Chief Executive Officer of MFS, Mr. Ballen is President and Chief Investment Officer of MFS, and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

Mr. Shames, the Chairman of MFS, is a Trustee of the Trust. Geoffrey L. Kurinsky, Stephen E. Cavan, W. Thomas London, James R. Bordewick, Jr., James
O. Yost, Ellen Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Trust.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR: MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR: MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT: MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.

8. INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, B and C shares, which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                            SALES CHARGE* AS
                                                             PERCENTAGE OF:
                                                  ------------------------------------     DEALER ALLOWANCE
                                                                         NET AMOUNT         AS A PERCENTAGE
AMOUNT OF PURCHASE                                 OFFERING PRICE         INVESTED         OF OFFERING PRICE
------------------                                 --------------         --------         -----------------
Less than $50,000 ..............................        2.50%               2.56%                2.25%
$50,000 but less than $100,000 .................        2.25                2.30                 2.00
$100,000 but less than $250,000 ................        2.00                2.04                 1.75
$250,000 but less than $500,000 ................        1.75                1.78                 1.50
$500,000 but less than $1,000,000 ..............        1.50                1.52                 1.25
$1,000,000 or more .............................        None**              None**             See Below**

------------
 * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 2.25% and MFD retains approximately 1/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

    PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares are offered at net asset value without an initial sales charge, but subject to a CDSC equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

      (i) on investments of $1 million or more in Class A shares;

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if prior to July 1, 1996: (a) the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization has demonstrated to the satisfaction of MFD that either
          (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; and

     (v) on investments in Class A shares by certain retirement plans subject to ERISA if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and
         (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

   COMMISSION PAID BY MFD TO DEALERS        CUMULATIVE PURCHASE AMOUNT
   ---------------------------------        --------------------------
                 1.00%                   On the first $2,000,000, plus
                 0.80%                   Over $2,000,000 to $3,000,000, plus
                 0.50%                   Over $3,000,000 to $50,000,000, plus
                 0.25%                   Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchases).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemption of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under
Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                                                              CONTINGENT
YEAR OF REDEMPTION                                          DEFERRED SALES
AFTER PURCHASE                                                  CHARGE
--------------                                                  ------
First ..................................................          4%
Second .................................................          4%
Third ..................................................          3%
Fourth .................................................          3%
Fifth ..................................................          2%
Sixth ..................................................          1%
Seventh and following ..................................          0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.


    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan . See "Information Concerning Shares of the Fund -- Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

    GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. THE FOLLOWING POLICY WILL REMAIN IN EFFECT UNTIL SEPTEMBER 15, 1998. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calender year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


EFFECTIVE SEPTEMBER 15, 1998, THE FUND WILL ADOPT THE FOLLOWING NEW MARKET TIMING POLICY WHICH WILL REPLACE THE CURRENT POLICY AS DISCLOSED ABOVE:

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the Fund considers the underlying redemption request conditioned upon the acceptance of the underlying purchase request. Therefore, in the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The MFS Family of Funds is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Family of Funds defines a "market timer" as an individual or organization acting on behalf of one or more individuals, if (i) the individual or organization makes six or more exchange requests among the MFS Family of Funds or three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds per calendar year and (ii) any one of such exchange requests represents shares equal in value to $1 million or more. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including (i) delaying for up to seven days the purchase side of an exchange request by market timers,
(ii) rejecting or otherwise restricting purchase or exchange requests by market timers; and (iii) permitting exchanges by market timers only into certain MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                   ----------------------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds in the MFS Family of Funds (the "MFS Funds") at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

    EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

    EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

    EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.

    GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

    REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

    REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

    REDEMPTION BY CHECK: Only Class A and Class C shares may be redeemed by check. A shareholder owning Class A or Class C shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A or Class C shares from his or her account by check. The Bank will provide each Class A or Class C shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signature guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A or Class C share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A AND CLASS C SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A OR CLASS C SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.

    CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B or Class C shares ("Direct Purchases") will be subject to a CDSC for a period of
(i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

    GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES PLAN. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES PLAN. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C Shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.15%, 0.92% and 1.00% per annum, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. A portion of the Class A service fee, equal to 0.15% of the average daily net assets of the Fund attributable to Class A shares, is currently being paid by the Fund. Payment of the remaining portion of the service fee, equal to 0.10% per annum, will become payable on such date as the Trustees of the Trust may determine. Except in the case of the first year service fee, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine.

DISTRIBUTIONS
The Fund intends to declare dividends daily and pay to its shareholders substantially all of its net investment income as dividends on a monthly basis (dividends will only accrue on shares for which payment has been received.) Dividends generally are distributed on the first business day of the following month. The Fund will make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.


TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes.

The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations. The Fund expects that dividends paid to shareholders from interest on Municipal obligations will be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from capital gains, from investments in taxable securities and from certain other transactions, including options and futures transactions, will be taxable to the shareholders, whether the distribution is paid in cash or reinvested in additional shares.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax, and certain distributions of exempt-interest dividends may also be a tax preference item for purposes of the federal individual and corporate alternative minimum tax. All exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Depending on the nature of the distribution and the residence of the shareholder, certain Fund distributions may be subject to state and local income taxes. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion exempt from federal income taxes as "exempt-interest dividends," the portion, if any, that is a tax preference item under the federal alternative minimum tax, the portion, if any, taxable as ordinary income, the portion taxable as long term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is generally free of current taxes but which results in a basis reduction), and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution of net capital gains or net short-term capital gains may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of the shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service or at their fair value as determined by the Board of Trustees, as described in the SAI. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received in "good order" by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of three series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial interest (without par value). The Trust has reserved the right to create and issue additional series and classes of shares in which case the shares of each class of each series participate equally in the earnings, dividends and assets attributable to that class of the particular series. Shareholders are entitled to one vote for each share held. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees and ratification of selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class, subject to the liabilities of the particular class. Shares of the Fund have no pre-emptive or conversion rights (except as set forth in "Purchase -- Conversion of Class B Shares" above). Shares of the Fund are fully paid and nonassessable. Should the Fund be liquidated, shareholders of each class of the Fund would be entitled to share pro rata in the net assets of the Fund attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g. fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, tax-equivalent yield, current distribution rate and total rate of return quotations for each class and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Yield and tax-equivalent yield quotations are based on the annualized net investment income per share of each class over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield and tax-equivalent yield calculations because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates. All performance quotations are based on historical performance and are not intended to indicate future performance. Yield and tax-equivalent yield reflect only net portfolio income as of a stated period of time, and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. All performance quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, tax-equivalent yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended April 30, 1998, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

EXPENSES
Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses" which are defined to include all Fund expenses (after taking into effect any compensating balance and offset arrangements) except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs, do not exceed 0.40% per annum of the Fund's average daily net assets (the "Maximum Percentage"). The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment, the Fund's "Other Expenses" will not exceed the Maximum Percentage. The obligation of MFS to bear the Fund's other expenses pursuant to this arrangement and the Fund's obligation to pay the reimbursement fees to MFS terminates on February 28, 2002, provided that in no event will MFS receive reimbursement fees from the Fund that exceed the amount of fees borne by MFS on behalf of the Fund.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS
To avoid sending duplicate copies of materials to households, effective September 15, 1998, only one copy of each Fund annual and semiannual report may be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may call the Shareholder Servicing Agent at 1-800-225-2606 to request that copies of such reports be sent personally to that shareholder.


9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS: Each shareholder will receive confirmation statements showing the activity in the account. Cancelled checks, if any, will be sent to shareholders monthly.

DISTRIBUTION OPTIONS: The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    o Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified.

    o Dividends in cash; capital gain distributions reinvested in additional shares.

    o Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the last business day of the month. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent a reasonable time prior to the next business day of the month for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS: For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with any class of other MFS Funds or MFS Fixed Fund (a bank collective investment Fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of distributions of dividends and capital gain distributions from the same class of any other MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in the same class of shares of another MFS Fund, if shares of the fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and generally are limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAM
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (and, in the case of Class C shares, for shares of MFS Money Market Fund) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the differences in objectives and policies of a fund and review its prospectus before electing to exchange money into the fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax adviser for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS: Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.
                             --------------------


The Fund's SAI, dated September 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to (i) the Fund's investment objective, policies and restrictions, (ii) its Trustees, officers and investment adviser,
(iii) portfolio transactions and brokerage commissions, (iv) the method used to calculate performance quotations of the Fund, (v) the Fund's Distribution Plan and (vi) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                  APPENDIX A

                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section
III). Some of the following information will not apply to certain funds in the MFS Family of Funds depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFS Fund Distributors, Inc. ("MFD").


  I. WAIVERS OF ALL APPLICABLE SALES CHARGES

     In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

     1. DIVIDEND REINVESTMENT

        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

     2. CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of America ("Sun Life") or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFD serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


        o Employees or registered representatives of dealers;


        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit- sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

        o Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").

     4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

     5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o Death or disability of the IRA owner.

        SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        o Death, disability or retirement of Plan 401(a) or ESP participant;


        o Loan from 401(a) or ESP Plan;


        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

        o Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

        SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        o Death or disability of SRO Plan participant.

     6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

     7. LOAN REPAYMENTS


        o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).


 II. WAIVERS OF CLASS A SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

     1. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS

        o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.


     2. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        o Shares acquired by insurance company separate accounts.

     3. RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS.

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
        CIRCUMSTANCES:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o Tax-free returns of excess IRA contributions.

        401(a) PLANS

        o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


     4. PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)

        o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases Subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

     5. BANK TRUST DEPARTMENTS AND LAW FIRMS

        o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

     6. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES

        o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES


     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

     1. SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

     2. DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

     3. DISABILITY OF OWNER


        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).


     4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS

        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o Death or disability of a SAR-SEP Plan participant.

                                  APPENDIX B

                       TAXABLE EQUIVALENT YIELD TABLE*


              (UNDER FEDERAL INCOME TAX LAW AND RATES FOR 1998)

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 3.0% to 8.0% under federal income tax laws that apply in 1998. (Such yields may differ under the laws applicable to subsequent years.) Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns.

     SINGLE RETURN           JOINT RETURN         INCOME                                TAX-EXEMPT YIELD
-----------------------  --------------------      TAX       ----------------------------------------------------------------------
              (TAXABLE INCOME)*                 BRACKET**        3%          4%          5%          6%          7%          8%
---------------------------------------------  ------------  ----------------------------------------------------------------------
         1998                    1998                                               EQUIVALENT TAXABLE YIELD
$      0-$ 25,350        $      0-$ 42,350         0.15%        3.53%       4.71%       5.88%       7.06%       8.24%       9.41%
$ 25,350-$ 61,400        $ 42,350-$102,300         0.28         4.17        5.56        6.94        8.33        9.72       11.11
$ 61,400-$128,100        $102,300-$155,950         0.31         4.35        5.80        7.25        8.70       10.14       11.59
$128,100-$278,450        $155,950-$278,450         0.36         4.69        6.25        7.81        9.38       10.94       12.50
$278,450 & Over          $278,450 & Over          0.396         4.97        6.62        8.28        9.93       11.59       13.25


 * Net amount subject to Federal income tax after deductions and exemptions.
** Effective federal tax bracket.

                                  APPENDIX C

                        DESCRIPTION OF MUNICIPAL BONDS

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included in the term Municipal Bonds if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current federal tax laws place substantial limitations on the size of such issues. Municipal Bonds also include debt obligations secured by student loan obligations.


The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Municipal Bonds also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by the Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the Adviser may deem relevant. There are, of course, variations in the security of Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors.


The yields on Municipal Bonds are dependent on a variety of factors, including general money market conditions, supply and demand and general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue.

                       DESCRIPTION OF OTHER INVESTMENTS

    U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.

    CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

    BANKERS' ACCEPTANCES -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

    COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

                         DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                                   MOODY'S

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


                      STANDARD & POOR'S RATINGS SERVICES

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                  FITCH IBCA

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                       DUFF & PHELPS CREDIT RATING CO.

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/ or interest payments.

DP: Preferred stock with dividend arrearages.

                       DUFF & PHELPS SHORT-TERM RATINGS

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                                                      MML-1-9/98/64M  37/237/337

[LOGO] M F S(R)
INVESTMENT MANAGEMENT

MFS(R) MUNICIPAL                                          STATEMENT OF
LIMITED MATURITY FUND                                     ADDITIONAL INFORMATION


(A Member of the MFS Family of Funds(R))                  September 1, 1998

--------------------------------------------------------------------------------
                                                                          Page
 1. Definitions ..................................................           2
 2. Investment Objective, Policies and Restrictions ..............           2
 3. Management of the Fund .......................................           7
      Trustees ...................................................           7
      Officers ...................................................           7
      Trustee Compensation Table .................................           8
      Investment Adviser .........................................           8
      Administrator ..............................................           9
      Custodian ..................................................           9
      Shareholder Servicing Agent ................................           9
      Distributor ................................................           9
 4. Portfolio Transactions and Brokerage Commissions .............          10
 5. Shareholder Services .........................................          11
      Investment and Withdrawal Programs .........................          11
      Exchange Privilege .........................................          13
 6. Tax Status ...................................................          14
 7. Determination of Net Asset Value and Performance .............          15
 8. Distribution Plan ............................................          17
 9. Description of Shares, Voting Rights and Liabilities .........          18
10. Independent Auditors and Financial Statements ................          19
    Appendix A --  Performance Information .......................         A-1

MFS MUNICIPAL LIMITED MATURITY FUND
A Series of MFS Series Trust IX
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated September 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Trust"                       -- MFS Series Trust IX, a
                                    Massachusetts business trust. The
                                    Trust was known as MFS Fixed Income
                                    Trust prior to January 18, 1995,
                                    and as Massachusetts Financial Bond
                                    Fund until its name was changed on
                                    January 7, 1992.
    "Fund"                       -- MFS Municipal Limited Maturity
                                    Fund, a diversified series of the
                                    Trust. The Fund is the successor to
                                    MFS Municipal Limited Maturity Fund
                                    (formerly known as MFS Tax-Free
                                    Limited Maturity Fund until its
                                    name was changed on August 3, 1992)
                                    which was reorganized as a series
                                    of the Trust on September 7, 1993.

    "MFS" or the "Adviser"       -- Massachusetts Financial Services
                                    Company, a Delaware corporation.

    "MFD"                        -- MFS Fund Distributors, Inc., a
                                    Delaware corporation.


   "Prospectus"                  -- The Prospectus of the Fund, dated
                                    September 1, 1998, as amended or
                                    supplemented from time to time.


2.  INVESTMENT OBJECTIVE, POLICIES AND
    RESTRICTIONS
INVESTMENT OBJECTIVE. The Fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing and protection of shareholders' capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

  "WHEN-ISSUED" OR "FORWARD DELIVERY" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain or loss would not be tax-exempt.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


  OPTIONS: The Fund intends to write covered put and call options and purchase put and call options on fixed income securities that are traded on U.S. securities exchanges and over-the-counter. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price; put options written by the Fund give the holder the right to sell the underlying securities to the Fund at a fixed exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. A put option written by the Fund is "covered" if the Fund segregates liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.


Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The Fund may also purchase warrants on fixed income securities. A warrant on a fixed income security is a long-dated call option that provides the holder with the right, but not the obligation, to purchase from an issuer a fixed income security with a specified par value, coupon, and maturity at a fixed exercise price on a specified date or between specified dates. Typically, the fixed income securities that are deliverable pursuant to the warrant will be noncallable securities. Warrants may be issued as entirely separate securities or they may be attached to, but subsequently detachable from, a fixed income security of the same issuer.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula price as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

  FUTURES CONTRACTS: The Fund may enter into contracts for the future delivery of fixed income securities or contracts based on Municipal Bond or other financial indices, including any index of fixed income securities, as such contracts become available for trading ("Futures Contracts"). A "sale" of a Futures Contract means a contractual obligation to deliver the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract on an index of securities, to make or receive a cash settlement. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract on an index of securities, to make or receive a cash settlement. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Existing contract markets include the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Futures Contracts are traded on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to a Futures Contract based on fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

A Futures Contract based on an index of securities, such as a Municipal Bond index Futures Contract, provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically.

Although Futures Contracts call for the actual delivery or acquisition of securities or, in the case of Futures Contracts based on an index, the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

The purpose of the acquisition or sale of a Futures Contract for hedging purposes, in the case of a portfolio such as that of the Fund, which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the positions are unleveraged. Such transactions may also be entered into for non-hedging purposes, which involve greater risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

  RISKS: In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. Transactions entered into for non-hedging purposes involve greater risk, and could result in losses which are not offset by gains on other portfolio assets.

  OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes. An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Such Options on Futures Contracts will be traded on contract markets regulated by the CFTC. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying debt securities. As with the purchase of Futures Contracts, when the Fund is not fully invested it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.

The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the future price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives, less related transaction costs. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. The writer of an Option on a Futures Contract is subject to the requirement of initial and variation margin payments.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the security, or securities included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if liquid assets representing the difference are segregated by the Fund. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if liquid assets representing the difference are segregated by the Fund. Put and call Options on Futures Contracts written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which they are traded and applicable laws and regulations.


The purchase of a put Option on a Futures Contract is similar in some respects to the purchase of protective put options on portfolio securities. The Fund will purchase a put Option on a Futures Contract to hedge the Fund's portfolio against the risk of rising interest rates.

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs, although in order to realize a profit it may be necessary to exercise the option and close out the underlying Futures Contract. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

  ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Various additional risks exist with respect to the trading of options and futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation, while the trading of options also entails the risk of imperfect correlation between securities used to cover options written and the securities underlying such options. The anticipated spread between the prices may be distorted because of various factors, which are set forth under "Futures Contracts" above.

The Fund's ability to engage in options and futures strategies will also depend on the availability of liquid markets in such instruments. "Options" above sets forth certain reasons why a liquid secondary market may not exist. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no clearing house performance guarantees and the Fund will be subject to the risk of default by a counter party. In addition, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

The investment objective and policies described above and the policies with respect to portfolio trading described below may be changed without shareholder approval.

PORTFOLIO TRADING: The Fund intends to fully manage its portfolio by buying and selling securities, as well as holding securities to maturity. In managing its portfolio the Fund seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

    (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

    (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

    (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

    (4) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

The Fund cannot predict its annual portfolio turnover rate but it is anticipated such rate will not exceed 100%. A high turnover rate necessarily involves some expenses to the Fund. The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objectives.

INVESTMENT RESTRICTIONS. The Fund has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the Fund shares (which, as used in this SAI, means the lesser of (i) 67% or more of the outstanding shares of the Fund (or the Trust or a class, as applicable) present at a meeting at which holders of more than 50% of the outstanding shares of the Fund (or the Trust or a class, as applicable) are represented in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or the Trust or a class, as applicable)):

The Fund may not:

    (1) borrow money in an amount in excess of 33 1/3% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objectives, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry;

    (4) purchase or sell real estate (including limited partnership interests but excluding Municipal Bonds secured by real estate or interests therein), or mineral leases, commodities or commodity contracts (except options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts (including options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies) acquired as a result of the ownership of securities;

    (5) make loans to other persons except through the lending of the Fund's portfolio securities in accordance with, and to the extent permitted by, its investment objectives and policies, and except further that the Fund may enter into repurchase agreements. For these purposes the purchase of commercial paper or all or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

    (6) purchase any securities or evidences of interest therein on margin, except to make deposits on margin in connection with options, Futures Contracts, Options on Futures Contracts, foreign currency, forward foreign currency contracts and options on foreign currencies, and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities; or

    (7) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.


Except with respect to Investment Restriction (1) and the Fund's policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


For the purposes of the Fund's investment restrictions (including those listed below), the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy of the Fund, the Fund will not: (a) invest more than 5% of its total assets at the time of investment in unsecured obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience; (b) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; (c) purchase securities issued by any other registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause (i) more than 5% of the Fund's total assets (taken at market value) to be invested in the securities of any one such issuer or (ii) more than 10% of the Fund's total assets (taken at market value) to be invested in the securities of such issuers or (iii) more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and, provided further, that the Fund shall not purchase securities issued by any open-end investment company; (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both; (e) invest for the purpose of exercising control or management; or (f) purchase or sell any put or call option or any combination thereof, provided, that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, commodities, Futures Contracts and foreign currencies.


In addition, the Fund will not invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation.


In addition, purchases of warrants will not exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchange.


In addition, the Fund may not invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

As a "diversified" investment portfolio under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will maintain at least 75% of its assets in (i) cash, (ii) cash items, (iii) U.S. Government securities and (iv) other securities, limited per issuer to blocks of less than 5% of the Fund's total assets.


The investment policies described under "State and Federal Restrictions" are not fundamental and may be changed without shareholder approval.

3.  MANAGEMENT OF THE FUND
The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Fund. The Adviser is responsible for the investment management, and the officers of the Trust are responsible for the operations of the Fund. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


RICHARD B. BAILEY* (born 9/14/26)
Private investor; Massachusetts Financial Services Company, former Chairman prior to September 30, 1991)


PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts


J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman, Trustee and
  Chief Executive Officer
Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts


WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993). Chairman and Trustee (prior to November
  1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge,
  Massachusetts


CHARLES W. SCHMIDT (born 3/18/28)
Private investor; International Technology Corporation, Director; Mohawk Paper
  Company, Director.
Address: 30 Colpitts Road, Weston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President,
  Secretary and Director


JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, Chairman and Chief Executive Officer

ELAINE R. SMITH (born 4/25/46)
Independent Consultant; Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (prior to September 1992)
Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman and Director;
  Eastern Enterprises, Trustee
Address: 10 Post Office Square, Suite 300, Boston, Massachusetts


OFFICERS


GEOFFREY L. KURINSKY,* Vice President (born 7/7/53)
Massachusetts Financial Services Company, Senior Vice President


W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September,
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996)

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March, 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)


STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel
----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Messrs. Shames, Scott and Cavan are the Chairman, a Director and the Secretary, respectively, of MFD and hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.).

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $250 per year plus $25 per meeting and $20 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation based on the three years prior to his retirement depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.


Set forth below hereto is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLE

                                                                          TOTAL TRUSTEES
                                                                              FEES FROM
                                        RETIREMENT BENEFIT    ESTIMATED        FUND AND
                         TRUSTEES FEE   ACCRUED AS PART OF  CREDITED YEARS       FUND
   TRUSTEE               FROM FUND(1)   FUND'S EXPENSES(1)  OF SERVICE(2)     COMPLEX(3)
   -------               ------------   ------------------  -------------     ----------

Richard B. Bailey .......  $  882             $298                8           $242,022
Peter G. Harwood ........     997              223                5            121,105
J. Atwood Ives ..........     847              301               17            108,720
Lawrence T. Perera ......     912              322               16            127,055
William Poorvu ..........     997              332               16            121,105
Charles W. Schmidt ......     972              329                9            121,105
Arnold D. Scott .........     --                --               N/A              --
Jeffrey L. Shames .......     --                --               N/A              --
Elaine R. Smith .........     992              340               27            132,035
David B. Stone ..........   1,047              350                9            127,055

------------
(1) For fiscal year ended April 30, 1998.
(2) Based on normal retirement age of 73. See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.
(3) For calendar year 1997. All Trustees receiving compensation served as Trustees of 27 funds within the MFS fund complex (having aggregate net assets at December 31, 1997, of approximately $29.0 billion) except Mr. Bailey, who served as Trustee of 69 funds within the MFS fund complex (having aggregate net assets at December 31, 1997, of approximately $47.8 billion).


         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
                                         YEARS OF SERVICE
      AVERAGE       ----------------------------------------------------------
    TRUSTEE FEES          3             5             7          10 OR MORE
------------------------------------------------------------------------------

       $  762            $114          $191          $267           $381
          840             126           210           294            420
          918             138           229           321            459
          996             149           249           348            498
        1,073             161           268           376            537
        1,151             173           288           403            576


(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


As of July 31, 1998, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

As of July 31, 1998, Merrill Lynch, Pierce, Fenner and Smith Inc., FBO its Customers, Attention: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 was the owner of approximately 6.58% and 24.50% of Class A and B Shares of the Fund, respectively. Painewebber, Incorporated, FBO Granada Insurance Company, 3911 SW 67th Avenue, Miami, Florida 33155-3710 was the owner of approximately 7.33% of outstanding Class B shares of the Fund. As of July 31, 1998, BHC Securities, Inc., FAO 18197639,
Attn: Mutual Funds, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7042, was the owner of approximately 5.66% of the outstanding Class C shares of the Fund. As of July 31, 1998, BHC Securities, Inc. FAO 18229273, Attn: Mutual Funds, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7042 was the owner of approximately 11.70% of the outstanding Class C shares of the Fund. As of July 31, 1998, NFSC FEBO, #A1F-517259, The Anne R. Bord Living Trust, Anne R. Bord, Trustee, 4501 Connecticut Avenue, N.W., Apt. #616, Washington DC 20008-3727 was the owner of approximately 13.58% of the outstanding Class C shares of the Fund. As of July 31, 1998, Rita Ann Chapman, 6024 Longley Ct., Dallas, TX 75252-2600 was the owner of approximately 10.96% of the outstanding Class C shares of the Fund. As of July 31, 1998, J C Bradford & Co Cust FBO James Paul West, 330 Commerce Street, Nashville, TN 37201-1899 was the owner of approximately 5.63% of the outstanding Class C shares of the Fund.

The Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or, with respect to any matter, unless it is adjudicated that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust that such officers and Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life.

The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly at the rate of 0.40% per annum of the Fund's average daily net assets. Prior to July 1, 1997, the Adviser was entitled to receive a management fee computed and paid monthly at the rate of 0.40% per annum of the Fund's average daily net assets. Effective July 1, 1997, the Adviser reduced the management fee to 0.30% per annum of average net assets. This fee reduction may be revised or rescinded without notice to shareholders by the Adviser with the consent of the Fund's Board of Trustees.

The Fund pays all of the Fund's expenses (other than those assumed by the Adviser or MFD); including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities, keeping of books and accounts and calculation of the net asset value of shares of the Fund; and expenses of shareholders' meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Trust's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of expenses, including the compensation paid to the Trustees who are not officers of the Adviser, for the fiscal year ended April 30, 1998, see "Financial Statements -- Statement of Operations" in the Fund's Annual Report to shareholders.

For the fiscal year ended April 30, 1998, MFS received fees under the Advisory Agreement of $194,231, (equivalent on an annualized basis to 0.40% of average net assets) (before a reduction of $40,574).

For the fiscal year ended on April 30, 1997, MFS received management fees in the amount of $226,043, (equivalent on an annualized basis to 0.40% of average net assets).

For the fiscal year ended April 30, 1996, MFS received management fees in the amount of $267,876 (equivalent on an annualized basis to 0.40% of average net assets).

MFS pays the compensation of the officers of the Trust and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the investments, effecting the portfolio transactions and, in general, administering the affairs of the Fund.


The Advisory Agreement will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of holders of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of holders of a majority of the Fund's shares or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


ADMINISTRATOR
MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period ended April 30, 1997, and the fiscal year ended April 30, 1998, MFS received $1,298 and $6,876, respectively, under the Agreement.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent for the Fund.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement, effective December 2, 1985, as amended (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of each class of the shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a distribution agreement, dated as of January 1, 1995 (the "Distribution Agreement").

  CLASS A SHARES: MFD acts as agent in Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other Funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees of trusts for the benefit of such persons, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs"). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs").


Class A shares of the Fund may be sold at their net asset value to certain persons and in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 2.25% and MFD retains approximately 1/4 of 1% of the public offering price. In addition, MFD will pay a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

  CLASS B AND CLASS C SHARES: MFD acts as agent in selling Class B and Class C shares of the Fund to dealers. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

  GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian bank for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of shares of the Fund.


During the Fund's fiscal year ended April 30, 1998, MFD received sales charges of $6,681 and dealers received sales charges of $66,794 (as their concession on gross sales charges of $73,475) for selling Class A shares of the Fund; the Fund received $7,674,915 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended April 30, 1997, MFD received sales charges of $5,862 and dealers received sales charges of $67,465 (as their concession on gross sales charges of $73,327) for selling Class A shares of the Fund; the Fund received $9,513,447 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended April 30, 1996, MFD received sales charges of $11,207 and dealers received sales charges of $107,312 (as their concession on gross sales charges of $118,519) for selling Class A shares of the Fund; the Fund received $10,247,827 representing the aggregate net asset value of such shares.

For the fiscal years ended April 30, 1996, 1997, and 1998, the contingent deferred sales charge ("CDSC") imposed on redemption of Class A shares was $112, $121, and $4, respectively. The CDSC imposed on redemption of Class B shares was $33,644, $35,651 and $22,607, respectively. The CDSC imposed on redemption of Class C shares was approximately $10, $1,032 and $2,729, respectively.


The Distribution Agreement will remain in effect until August 1, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4.  PORTFOLIO TRANSACTIONS AND
    BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by a portfolio committee, consisting of employees of the Adviser who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. Members of the Fund's portfolio committee may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. Municipal Bonds and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts and Options on Futures Contracts. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Trust believes that its ability to participate in volume transactions on behalf of the Fund will produce better executions for the Fund.

5.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available several programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all the holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares valued at $37,500 and purchases an additional $12,500 of shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 2% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in the same class of shares of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to a CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full or fractional shares of the Fund at the net asset value in effect at the close of business on the last business day of the month for such distributions. To initiate this service, shares of the Fund having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent with respect to Class A shares. Maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds under the Automatic Exchange Plan, a dollar cost averaging program (if available for sale). The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in an MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account in that MFS Fund will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares of the Fund are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exhanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in Automatic Transfer Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds invested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange such shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of their initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, such CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at their net asset value. Exchanges will be made after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Sevicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of the same class of shares of the shares of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. Any gain or loss on the redemption of the shares exchanged is reportable in the shareholders federal income tax return, unless such shares were held in a tax-deferred retirement plan.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers, MFD or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund for shares acquired through direct purchase or dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements the following:

  Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

  Simplified Employee Pension (SEP-IRA) Plans;


  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents and forms provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and its tax-exempt income), and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


The portion of the Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" and will generally be exempt from federal income tax in the hands of the shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

The Fund may also recognize some net investment income that is not tax-exempt as well as capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the non-exempt interest dividends and capital gain distributions they receive from the Fund; however, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. That portion of net investment income distributions not designated as an exempt-interest dividend and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to the shareholders. Any investment in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


The Fund's transactions in options and Futures Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options and Futures Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments made to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority. Some states do exempt from tax that portion of the exempt-interest dividend which represents interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption of exempt-interest dividends under applicable state and local law as well as regarding the tax consequences of an investment in the Fund.


7.  DETERMINATION OF NET ASSET VALUE AND
    PERFORMANCE

NET ASSET VALUE: The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of the shares of the class outstanding. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Positions in listed options, Futures Contracts and Options on Futures Contracts will normally be valued at the settlement price on the exchange on which they are primarily traded. Positions in over-the-counter options will be valued using dealer supplied valuations. Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all dividends and distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares), and therefore, may result in a higher rate of return (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (maximum currently 2.50%) imposed with respect to Class A shares, and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the CDSC or other sales charge.


The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


Total rate of return quotations for each class are presented in Appendix B attached hereto under the heading "Performance Quotations."


PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix B attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares, and cover the period from March 17, 1992 to December 31, 1997. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, including any yield, tax-equivalent yield, current distribution rate or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate performance quotations should be considered when comparing the performance quotations of the Fund to performance quotations published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value as well as account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class over a 30-day period. The yield for each class of shares of the Fund is calculated by dividing the net investment income per share allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expenses of that class for the period, by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The yield calculation assumes no CDSC is paid. Yield quotations for each class of shares is presented in Appendix B attached hereto under the heading "Performance Quotations."

TAX-EQUIVALENT YIELD: The Fund's tax-equivalent yield for each class is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the yield for that class. In calculating tax-equivalent yield, the Fund assumes certain tax brackets for shareholders. Tax-equivalent yield quotations for each class of shares are presented in Appendix B attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 2.50%. Current distribution rate quotations for each class of shares are presented in Appendix B attached hereto under the heading "Performance Quotations."

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks.

GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

    -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

    -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

    -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

    -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

    -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

    -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

    -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

    -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

    -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

    -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

    -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

    -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

    -- 1989 -- MFS(R) Regatta becomes America's first non- qualified market-value-adjusted fixed/variable annuity.

    -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

    -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


    -- 1993 -- MFS becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The Provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid:
(i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.


With respect to Class B Shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.


MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended April 30, 1998, the Fund paid the following Distribution Plan expenses:


                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
--------                             ------         ------         ------

Class A Shares                       $58,119        $13,617        $44,502
Class B Shares                       $62,952        $52,841        $10,111
Class C Shares                       $30,166        $    64        $30,102

GENERAL: The Distribution Plan will remain in effect until August 1, 1999, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
    LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and two other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify the shares of the Fund into one or more classes. Pursuant thereto, the Trust has authorized the issuance of three classes of shares of the Trust's three series, Class A, Class B and Class C shares as well as Class I shares for two of the Trust's other series. Each share of a class of a series represents an equal proportionate interest in the assets of that series attributable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund would be entitled to share pro rata in the net assets of the Fund allocable to that class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have the right under certain circumstances to remove one or more Trustees. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the Trust's outstanding shares. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares when issued are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10.  INDEPENDENT AUDITORS AND FINANCIAL
     STATEMENTS
Deloitte & Touche LLP are the Trust's independent auditors providing audit services, tax preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at April 30, 1998, the Statement of Assets and Liabilities at April 30, 1998, the Statement of Operations for the year ended April 30, 1998, the Statement of Changes in Net Assets for the years ended April 30, 1998 and 1997, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                                               PERFORMANCE RESULTS -- CLASS A SHARES
--------------------------------------------------------------------------------------------------------------------------
                                     VALUE OF                  VALUE OF                  VALUE OF
         YEAR ENDED              INITIAL $10,000              CAP. GAIN                 REINVESTED                  TOTAL
        DECEMBER 31                 INVESTMENT              DISTRIBUTIONS               DIVIDENDS                   VALUE
           ------                    -------                    ------                    -----                      --
            1992*                    $ 9,973                     $16                      $  360                   $10,349
            1993                      10,306                      18                         844                    11,168
            1994                       9,799                      17                       1,210                    11,026
            1995                      10,186                      18                       1,707                    11,911
            1996                      10,079                      17                       2,156                    12,252
            1997                      10,159                      17                       2,670                    12,846

------------
*From the period of commencement of investment of operations March 17, 1992 to
 December 31, 1992.
Explanatory Notes: The results assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS


All performance quotations are as of April 30, 1998.

                                                                                       ACTUAL TAX     TAX EQUIVALENT
                                                              ACTUAL               EQUIVALENT 30-DAY   30-DAY YIELD
                                                              30-DAY      30-DAY    YIELD (INCLUDING   (WITHOUT ANY
                              AVERAGE ANNUAL TOTAL RETURNS*   YIELD       YIELD      ANY WAIVERS)       WAIVERS)
                              ----------------------------  (INCLUDING   (WITHOUT    TAX BRACKETS:      TAX BRACKETS:     CURRENT
                                                  LIFE OF       ANY         ANY   -------------------  ---------------- DISTRIBUTION
                               1 YEAR   5 YEAR     FUND      WAIVERS)    WAIVERS)   28%        31%      28%        31%     RATE
                               ------   ------     ----      --------    --------   ---        ---      ---        ---     ----
Class A Shares with sales
  charge .....................  2.39%    3.35%     4.30%(1)    3.38%       3.24%   4.69%      4.90%    4.50%      4.70%    3.88%
Class A Shares without sales
  charge .....................  5.02%    3.88%     4.73%(1)     N/A         N/A     N/A        N/A      N/A        N/A      N/A
Class B Shares with CDSC .....  0.22%    2.72%(2)  4.03%(2)     N/A         N/A     N/A        N/A      N/A        N/A      N/A
Class B Shares without CDSC ..  4.22%    3.09%(2)  4.03%(2)    2.64%       2.50%   3.67%      3.83%    3.47%      3.62%    3.22%
Class C Shares with CDSC .....  3.13%    3.22%(3)  4.19%(3)     N/A         N/A     N/A        N/A      N/A        N/A      N/A
Class C Shares without CDSC ..  4.13%    3.22%(3)  4.19%(3)    2.61%       2.47%   3.63%      3.78%    3.43%      3.58%    3.13%


(1) From the initial public offering date of the Fund on March 17, 1992.

(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore a performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class C shares on July 1, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
 * Total rate of return figures would have been lower if an expense limitation was not in place.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110



MFS(R) MUNICIPAL
LIMITED MATURITY FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[LOGO] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                                                 MML-13-9/98/.5M      37/237/337

                                     PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         MFS BOND FUND


         (A) FINANCIAL STATEMENTS INCLUDED IN PART A:
               For the ten years ended April 30, 1998:
                 Financial Highlights

             FINANCIAL STATEMENTS INCLUDED IN PART B:
               At April 30, 1998:
                 Portfolio of Investments*
                 Statement of Assets and Liabilities*

               For the two years ended April 30, 1998:
                 Statement of Changes in Net Assets*

               For the year ended April 30, 1998:
                 Statement of Operations*

-----------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated April 30, 1998, filed with the SEC on June 26, 1998.


         MFS LIMITED MATURITY FUND


         (A) FINANCIAL STATEMENTS INCLUDED IN PART A:
               For the period from the commencement of investment operations on February 26, 1992 to April 30, 1992 and for the six years ended April 30, 1998:
                 Financial Highlights

             FINANCIAL STATEMENTS INCLUDED IN PART B:
               At April 30, 1998:
                 Portfolio of Investments*
                 Statement of Assets and Liabilities*

               For the two years ended April 30, 1998:
                 Statement of Changes in Net Assets*

               For the year ended April 30, 1998:
                 Statement of Operations*

----------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated April 30, 1998, filed with the SEC on June 26, 1998.


         MFS MUNICIPAL LIMITED MATURITY FUND


         (A) FINANCIAL STATEMENTS INCLUDED IN PART A:
                 For the period from the commencement of investment operations on March 17, 1992 to August 31, 1992, for the year ended August 31, 1993, for the eight months ended April 30, 1994 and for the four years ended April 30, 1998:
                   Financial Highlights

             FINANCIAL STATEMENTS INCLUDED IN PART B:
               At April 30, 1998:
                 Portfolio of Investments*
                 Statement of Assets and Liabilities*

               For the two years ended April 30, 1998:
                 Statement of Changes in Net Assets*

               For the year ended April 30, 1998:
                 Statement of Operations*

----------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated April 30, 1998, filed with the SEC on June 26, 1998.


         (B) EXHIBITS

              1 (a) Amended and Restated Declaration of Trust dated February 17, 1995. (4)

                (b) Amendment to the Declaration of Trust - Designation of Class P Shares dated June 20, 1996. (6)


                (c) Amendment to the Declaration of Trust - Redesignation of Class P shares as Class I shares dated December 18, 1996.
                      (12)


              2       Amended and Restated By-Laws, dated December 21, 1994. (4)

              3       Not Applicable.

              4       Form of Share Certificate for Classes of Shares. (5)

              5 (a) Investment Advisory Agreement dated December 2, 1985 by and between MFS Bond Fund and Massachusetts Financial Services Company. (4)

                (b) Investment Advisory Agreement dated January 8, 1992 by and between MFS Fixed Income Trust on behalf of MFS Limited Maturity Fund. (4)

                (c) Investment Advisory Agreement dated September 1, 1993 by and between MFS Fixed Income Trust on behalf of MFS Municipal Limited Maturity Fund. (4)

              6 (a) Amended and Restated Distribution Agreement for MFS Series Trust IX dated January 1, 1995. (4)

                (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD"), and a dealer, and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, as amended on April 11, 1997. (7)

              7 Retirement Plan for Non-Interested Trustees, dated January 1, 1991. (4)

              8 (a) Custodian Contract between Registrant on behalf of MFS Municipal Limited Maturity Fund and State Street Bank and Trust Company dated April 25, 1988. (4)

                (b) Amendment to Custodian Contract between Registrant on behalf of MFS Municipal Limited Maturity Fund and State Street Bank and Trust Company dated April 25, 1988. (4)

                (c) Amendment to Custodian Contract between Registrant on behalf of MFS Municipal Limited Maturity Fund and State Street Bank and Trust Company dated September 20, 1989.
                      (4)

                (d) Amendment to Custodian Contract between Registrant on behalf of MFS Municipal Limited Maturity Fund and State Street Bank and Trust Company dated October 1, 1989. (4)

              9 (a) Shareholder Servicing Agreement between Registrant and Massachusetts Financial Service Center dated December 2, 1985. (4)



                (b) Amendment to Shareholder Servicing Agent Agreement, dated January 1, 1998 to amend fee schedule; filed herewith.

                (c)   Exchange Privilege Agreement dated July 30, 1997. (8)


                (d) Loan Agreement by and among The Banks Named Therein, The MFS Funds Named Therein, and The First National Bank of Boston as Agent, dated February 21, 1995. (2)

                (e) Third Amendment dated February 14, 1997 to Loan Agreement dated February 21, 1995 by and among the Banks named therein and The First National Bank of Boston. (11)

                (f) Dividend Disbursing Agency Agreement among MFS Funds and State Street Bank and Trust Company, dated February 1, 1986. (3)


                (g) Master Administrative Services Agreement dated March 1, 1997, as amended. (9)

             10 Consent and Opinion of Counsel, dated August 24, 1998; filed herewith.


             11       Consent of Deloitte & Touche LLP; filed herewith.

             12       Not Applicable.

             13       Investment Representation Letters (MFS Limited Maturity
                      Fund). (4)

             14 (a) Forms for Individual Retirement Account Disclosure Statement as currently in effect. (4)

                (b) Forms for MFS 403(b) Custodial Account Agreement as currently in effect. (4)

                (c) Forms for MFS Prototype Paired Defined Contribution Plans as Trust Agreement as currently in effect. (4).


                (d) Forms for Roth Individual Retirement Account Disclosure Statement and Trust Agreement as currently in effect. (14)

             15 (a) Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997. (10)

                (b) Exhibits as revised February 18, 1998 to Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to replace those exhibits to the Master Distribution Plan contained in 15(a) above.
                      (13)


             16 Schedule for Computation of Performance Quotations - Yield, Tax Equivalent Yield, Distribution Rate, Total Rate of Return and Aggregate Total Rate of Return for the Registrant. (1)

             17 Financial Data Schedules for each class of each series; filed herewith.


             18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended and restated May 27, 1998.
                      (15)

                      Power of Attorney, dated September 21, 1994. (4) Power of Attorney dated February 19, 1998; filed herewith.


------------------
 (1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

 (2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File Nos. 33-8850 and 811-4841) filed with the SEC via EDGAR on February 28, 1995.

 (3) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

 (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

 (5) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 26, 1996.

 (6) Incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed with the SEC via EDGAR on August 27, 1996.

 (7) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.


 (8) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC via EDGAR on October 29, 1997.

 (9) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 65 filed with the SEC via EDGAR on March 30, 1998.


(10) Incorporated by reference to MFS Series Trust IV (File Nos. 2-54607 and 811-2594) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on December 27, 1996.


(11) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.

(12) Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the SEC via EDGAR on August 27, 1997.

(13) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 65 filed with the SEC via EDGAR on March 30, 1998.

(14) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 14 filed with the SEC via EDGAR on February 26, 1998.

(15) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on May 29, 1998.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

         FOR MFS BOND FUND

               (1)                                                     (2)
         TITLE OF CLASS                               NUMBER OF RECORD HOLDERS


         Shares of Beneficial Interest                Class A shares -   52,673
              (without par value)                     Class B shares -   21,040
                                                      Class C shares -    2,165
                                                      Class I shares -        5
                                                      (as of July 31, 1998)


         FOR MFS LIMITED MATURITY FUND

               (1)                                                  (2)
         TITLE OF CLASS                               NUMBER OF RECORD HOLDERS


         Shares of Beneficial Interest                Class A shares -    4,935
              (without par value)                     Class B shares -    2,199
                                                      Class C shares -      843
                                                      Class I shares -        3
                                                      (as of July 31, 1998)


         FOR MFS MUNICIPAL LIMITED MATURITY FUND

               (1)                                                (2)
         TITLE OF CLASS                               NUMBER OF RECORD HOLDERS


         Shares of Beneficial Interest                Class A shares -    1,460
              (without par value)                     Class B shares -      162
                                                      Class C shares -       91
                                                      (as of July 31, 1998)


ITEM 27. INDEMNIFICATION

         The Trustees and officers of the Trust and the personnel of the Trust's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Trust and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

         Reference is hereby made to (a) Article V of the Trust's Declaration of Trust and (b) Section 4 of the Distribution Agreement between the Trust and MFS Fund Distributors, Inc., each incorporated by reference to the Registrant's Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has three series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund and MFS Intermediate Income Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has six series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund, MFS International Value Fund and MFS Asia Pacific Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity
Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has eight series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Real Estate Investment Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund and MFS Emerging Markets Debt Fund), MFS Series Trust XI (which has six series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund (the Vertex Funds are expected to be declared effective April 28, 1998)), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has seven series) and MFS Variable Insurance Trust ("MVI") (which has thirteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

         Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

         MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian World Asset Allocation Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         MFS Institutional Advisors (Australia) Ltd. ("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, N5W2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         MFS Holdings Australia Pty Ltd. ("MFS Holdings Australia"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

         MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         MFS

         The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William
W. Scott, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President and Secretary, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT SECURITIES FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST X
         MFS GOVERNMENT LIMITED MATURITY FUND

         Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

         MFS SERIES TRUST II

         Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST

         Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS SERIES TRUST III

         James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS SERIES TRUST IV
         MFS SERIES TRUST IX

         Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS SERIES TRUST VII

         Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS SERIES TRUST VIII

         Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS MUNICIPAL SERIES TRUST

         Robert A. Dennis is Vice President, David B. Smith and Geoffrey L. Schechter, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS VARIABLE INSURANCE TRUST
         MFS SERIES TRUST XI
         MFS INSTITUTIONAL TRUST

         Jeffrey L. Shames is the President and Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS MUNICIPAL INCOME TRUST

         Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS MULTIMARKET INCOME TRUST
         MFS CHARTER INCOME TRUST

         Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS SPECIAL VALUE TRUST

         Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS/SUN LIFE SERIES TRUST

         John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         WORLD GOVERNMENTS VARIABLE ACCOUNT
         MANAGED SECTORS VARIABLE ACCOUNT

         John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

         VERTEX

         Jeffrey L. Shames and Arnold D. Scott are the Directors, Jeffrey L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John F. Brennan, Jr., and John D. Laupheimer are Senior Vice Presidents, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

         MIL

         Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

         MIL-UK

         Thomas J. Cashman, Jr. is President and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

         MFSI - AUSTRALIA

         Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

         MFS Holdings - Australia

         Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

         MIL FUNDS

         Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS MERIDIAN FUNDS

         Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

         MFD

         Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

         MFSC

         Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

         MFSI

         Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John
A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

         RSI

         Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart         President and a Director, Sun Life Assurance
                                   Company of Canada, Sun Life Centre, 150 King
                                   Street West, Toronto, Ontario, Canada (Mr.
                                   Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                   Life)

         John D. McNeil            Chairman, Sun Life Assurance Company of
                                   Canada, Sun Life Centre, 150 King Street
                                   West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

         Joseph W. Dello Russo     Director of Mutual Fund Operations, The
                                   Boston Company, Exchange Place, Boston,
                                   Massachusetts (until August, 1994)


ITEM 29. DISTRIBUTORS

         (a) Reference is hereby made to Item 28 above.

         (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                              NAME                         ADDRESS
                              ----                         -------

                  Massachusetts Financial Services       500 Boylston Street
                    Company (investment adviser)         Boston, MA  02116

                  MFS Fund Distributors, Inc.            500 Boylston Street
                    (principal underwriter)              Boston, MA  02116

                  State Street Bank and                  State Street South
                    Trust Company (custodian)            5 - West
                                                         North Quincy, MA  02171


                  MFS Service Center, Inc.               500 Boylston Street
                    (transfer agent)                     Boston, MA  02116

ITEM 31. MANAGEMENT SERVICES

                  Not applicable.

ITEM 32. UNDERTAKINGS

                  Not applicable.

         (a) Not applicable.

         (b) Not applicable.

         (c) The Registrant undertakes to furnish each person to whom a prospectus of a series of the Registrant is delivered with a copy of that series' latest Annual Report to shareholders upon request and without charge.

         (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 27th day of August, 1998.

                                        MFS SERIES TRUST IX

                                        By:      JAMES R. BORDEWICK, JR.
                                        Name:    James R. Bordewick, Jr.
                                        Title:   Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on August 27, 1998.

         SIGNATURE                                   TITLE
         ---------                                   -----

STEPHEN E. CAVAN*                       Principal Executive Officer
---------------------------
Stephen E. Cavan

                                        Treasurer (Principal Financial Officer
W. THOMAS LONDON*                         and Principal Accounting Officer)
---------------------------
W. Thomas London


RICHARD B. BAILEY*                      Trustee
---------------------------
Richard B. Bailey


PETER G. HARWOOD*                       Trustee
---------------------------
Peter G. Harwood


J. ATWOOD IVES*                         Trustee
---------------------------
J. Atwood Ives


LAWRENCE T. PERERA*                     Trustee
---------------------------
Lawrence T. Perera


WILLIAM J. POORVU*                      Trustee
---------------------------
William J. Poorvu


CHARLES W. SCHMIDT*                     Trustee
---------------------------
Charles W. Schmidt


ARNOLD D. SCOTT*                        Trustee
---------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                      Trustee
---------------------------
Jeffrey L. Shames


ELAINE R. SMITH*                        Trustee
---------------------------
Elaine R. Smith


DAVID B. STONE*                         Trustee
---------------------------
David B. Stone


                                       *By:     JAMES R. BORDEWICK, JR.
                                        Name:   James R. Bordewick, Jr.
                                                  as Attorney-in-fact

                                        Executed by James R. Bordewick, Jr., on
                                        behalf of those indicated pursuant to
                                        (i) a Power of Attorney dated September
                                        21, 1994, incorporated by reference to
                                        the Registrant's Post- Effective
                                        Amendment No. 32 filed with the SEC via
                                        EDGAR on August 28, 1995; and (ii) a
                                        Power of Attorney dated February 19,
                                        1998; filed herewith.

                                POWER OF ATTORNEY

                               MFS Series Trust IX

         The undersigned officer of MFS Series Trust IX (the "Registrant") hereby severally constitutes and appoints Jeffrey L. Shames, Arnold D. Scott, W. Thomas London, and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for the undersigned, in the name of, and in the capacity indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         In WITNESS WHEREOF, the undersigned has hereunto set his hand on this 19th day of February, 1998.

         Signature                                     Title
         ---------                                     -----

         STEPHEN E. CAVAN                    Principal Executive Officer
         ------------------------
         Stephen E. Cavan

                                INDEX TO EXHIBITS

  EXHIBIT NO.                     DESCRIPTION OF EXHIBIT              PAGE NO.
  -----------                     ----------------------              --------

     9 (b)         Amendment to Shareholder Servicing Agent
                     Agreement, dated January 1, 1998 to amend fee schedule.

    10             Consent and Opinion of Counsel, dated August
                     24, 1998.

    11             Consent of Deloitte & Touche LLP.

    17             Financial Data Schedules for each class of
                     each series.